SCHEDULE 14A INFORMATION


                                   AMENDMENT NO. 1


               Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

          Filed by the Registrant                           [X]

          Filed by a Party other than the Registrant        [ ]


          Check the appropriate box:

          [X]  Preliminary Proxy Statement   [ ]  Confidential, for Use of
                                                  the Commission Only (as
                                                  permitted by Rule
                                                  14a-6(e)(2))
          [ ]  Definitive Proxy Statement

          [_]  Definitive Additional Materials

          [_]  Soliciting Material Pursuant to (S)240.14a-11(c) or
               (S)240.14a-12

                           Texas Utilities Electric Company
                   (Name of Registrant as specified In Its Charter)

          -----------------------------------------------------------------
             (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

          Payment of Filing Fee (Check the appropriate box):

          [_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

          [_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a- 6(i)(3).

          [_]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               (1) Title of each class of securities to which transaction applies:
                  -------------------------------------------------------
               (2) Aggregate number of securities to which transaction
          applies:
                  -------------------------------------------------------
               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                      ---------------------------------------------------
               (4) Proposed maximum aggregate value of transaction:
                                                                   ------
               (5) Total fee paid:
                                  ---------------------------------------
          [_]  Fee paid previously with preliminary materials.

          [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1) Amount Previously Paid:
                                          -------------------------------
               (2) Form, Schedule or Registration Statement No.:
                                                                ---------
               (3) Filing Party:
                                -----------------------------------------
               (4) Date Filed:
                              -------------------------------------------

                           TEXAS UTILITIES ELECTRIC COMPANY
                                     Energy Plaza
                                  1601 Bryan Street
                                 Dallas, Texas 75201

                                 -------------------

                      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 -------------------

          April   , 1997

          To the Shareholders of
            Texas Utilities Electric Company:


                    A special meeting of shareholders of Texas Utilities Electric Company will be held in the Gold Room of the Fairmont Hotel, Dallas, Texas on Friday, May 16,1997, beginning at 9:30 a.m. local time, for the purpose of approving the proposed Restated Articles of Incorporation of the Company.



                    The Board of Directors has fixed the close of business on May 2, 1997 as the time as of which shareholders entitled to notice of, and to vote at, the meeting and any adjournments thereof shall be determined.


                    WHETHER OR NOT YOU WILL BE ABLE TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ACCOMPANYING PROXY PROMPTLY. NO POSTAGE NEED BE AFFIXED TO THE REPLY ENVELOPE WHICH IS ENCLOSED HEREWITH FOR YOUR CONVENIENCE IF IT IS MAILED IN THE UNITED STATES.



                                        Glen H. Hibbs
                                        Assistant Secretary

                           TEXAS UTILITIES ELECTRIC COMPANY

                                     Energy Plaza
                                  1601 Bryan Street
                                 Dallas, Texas 75201

                                 -------------------

                                   PROXY STATEMENT

                                 -------------------

          April   , 1997


                    A special meeting of the shareholders of TEXAS UTILITIES ELECTRIC COMPANY (Company) has been called by the Board of Directors of the Company to be held in the Gold Room of the Fairmont Hotel, Dallas, Texas, on Friday, May 16, 1997, beginning at 9:30 a.m. local time, for the purpose of approving the proposed Restated Articles of Incorporation of the Company
          (Restated Articles).   Attached hereto as Annex I is the Restated
          Articles marked to show the proposed changes (Amendments) to the Company's Articles of Incorporation currently in effect (Current Articles). The Amendments are described herein.


                    Pursuant to the requirements of the New York Stock Exchange, a proxy in the accompanying form is solicited by the Board of Directors of the Company for use at the meeting and any adjournments thereof.


                    The close of business on May 2, 1997 has been fixed as the time as of which shareholders entitled to notice of such meeting and to vote on the matters before such meeting shall be determined. As of May 2, 1997, there will be outstanding and entitled to vote 156,800,000 shares of common stock of the Company (Common Stock) and 5,613,880.25 shares of preferred stock of the Company (Preferred Stock), of which 1,032,238.25 shares are represented by 4,128,953 outstanding depositary shares (Depositary Shares).


                    Except as indicated below, each share of Common Stock is entitled to one vote on all matters submitted to shareholders and each share of Preferred Stock is entitled to one vote on matters concerning the rights of holders of Preferred Stock. Each Depositary Share represents the right to instruct the Depositary to vote with respect to 1/4 share of a series of Preferred Stock.

                    This Notice, Proxy Statement and form of proxy are
          being mailed or given to shareholders on or about April   , 1997.


                    The cost of soliciting proxies will be borne by the Company. In addition to use of the mails, proxies may be solicited by directors, officers and regular employees of the Company in person or by telephone. The Company has not hired any solicitation firm to assist in the solicitation of proxies, but it has hired D.F. King & Co., Inc. to assist in determining the appropriate recipients of this Proxy Statement at an estimated cost of $8,500.


                    Any proxy delivered pursuant to this solicitation is revocable at the option of the person executing the same at any time prior to the exercise thereof. The shares represented by any proxy duly given as a result of this request will be voted in the discretion of the persons named in the proxy unless the shareholder specifies a choice by means of the ballot space on the proxy, in which case the shares will be voted accordingly.

                    Depositary Shares of any series for which the Depositary does not timely receive voting instructions will be voted in conformity with the instructions received from the record holders of a majority of the Depositary Shares of such series who have given voting instructions.

                    Employees of an affiliate of the Company will tabulate proxies and votes cast at the meeting.


                    There are two classes of capital stock of the Company outstanding: the Common Stock and the Preferred Stock. The presence in person or by proxy of the holders of a majority of the total number of shares of the Common Stock and the Preferred Stock entitled to vote shall constitute a quorum entitled to transact business at the meeting. The approval of the Amendments requires the affirmative vote of two-thirds of the outstanding shares of Common Stock entitled to vote on the proposal. The approval of those Amendments affecting Article VI. Division A--- Preferred Stock, Section 6. Restrictions on Certain Corporate Action (Amendments Affecting Preferred) also requires the affirmative vote of two-thirds of the outstanding shares of Preferred Stock, voting together as a class. No abstentions or broker non-votes will be treated as affirmative votes.



                    Texas Utilities Company (Texas Utilities) is the holder of all of the outstanding Common Stock of the Company. On February 24, 1997, Texas Utilities commenced a tender offer for any and all shares of seventeen series of the Company's Preferred Stock and three series of its Depositary Shares. Texas Utilities also advised holders of shares subject to such tender offer that it intended to vote all the shares of the Company's Common Stock and Preferred Stock it held, including any shares acquired in such offer, for amendments to the Current Articles substantially the same as the Amendments Affecting Preferred. This tender offer was concluded on March 21, 1997, resulting in the acquisition by Texas Utilities of an aggregate of 3,985,652 shares of the Company's Preferred Stock, either directly or through the ownership of Depositary Shares. Because Texas Utilities is an affiliate of the Company, Texas Utilities filed an Issuer Tender Offer Statement and amendments thereto on Form 13E-4 under the Securities Exchange Act of 1934, as amended.



                    Anticipated redemptions by the Company on May 1, 1997 of the remaining four series of Preferred Stock that were not subject to Texas Utilities' tender offer and open market purchases of Preferred Stock by the Company will result in Texas Utilities' ownership, either directly or indirectly though the ownership of Depositary Shares, to aggregate approximately 71% of the Company's outstanding Preferred Stock as of May 2, 1997. Texas Utilities has publicly stated its intention to vote in favor of the Restated Articles. Since Texas Utilities will be the holder of more than two-thirds of the outstanding Common Stock and more than two thirds of the outstanding Preferred Stock, it is expected that the Restated Articles will be approved and adopted.



                    Because the Amendments other than the Amendments Affecting Preferred are generally conforming and updating revisions to the Current Articles, the Amendments are incorporated into the proposed Restated Articles which will be presented to the shareholders for approval as a single ballot item. The Amendments will not be voted on separately.

                 BENEFICIAL OWNERSHIP OF CAPITAL STOCK OF THE COMPANY

                    The following table indicates the number of shares of each class beneficially owned by any person or group known by the Company to be the holder of more than 5% of the shares of each class of stock entitled to vote at the meeting.


          =================================================================
                                                  Amount and     Percent of
                         Name and address         nature of      class as
          Title of       of beneficial            beneficial     of May 2,
          Class          owner                    ownership      1997
          -----------------------------------------------------------------
          Common Stock   Texas Utilities          156,800,000      100%
                           Company                  shares
                         1601 Bryan Street
                         Dallas, Texas 75201
          -----------------------------------------------------------------
          Preferred      Texas Utilities          3,985,652         71%*
          Stock            Company                  shares
          (directly or   1601 Bryan Street
          through        Dallas, Texas 75201
          ownership of
          Depositary
          Shares)
          =================================================================



          *After the completion of the optional redemptions on May 1, 1997.



                    As of March 15, 1997, none of the directors or executive officers of the Company owned any shares of the Preferred Stock or Depositary Shares of the Company.


                    APPROVAL OF RESTATED ARTICLES OF INCORPORATION

                    The Board of Directors believes that the proposed Restated Articles will provide greater flexibility for the Company to modify its capital structure in the future and that approval of the Restated Articles is in the best interests of the Company and its shareholders. Therefore the Board of Directors recommends a vote FOR approval of the Restated Articles.
                            ---


                    If the Restated Articles are approved by the shareholders, the Company will then have (i) the flexibility to repurchase shares of its Common Stock and (ii) increased flexibility to issue unsecured debt. Any such repurchases of Common Stock would have the effect of reducing the common equity component of the Company's capital structure. Increasing the Company's flexibility to issue unsecured debt enables the Company to access important sources of debt financing in a timely and cost efficient manner. The ability of the Company to adjust its capital structure in the ways contemplated by the Restated Articles enables the Company to better respond to the competitive pressures in the electric utility industry, to regulatory requirements, to capital market forces and to strategic opportunities. At the present time the Company's Board of Directors does not have plans for the Company to repurchase any of its Common Stock or to issue additional unsecured debt.




                    If the Restated Articles are approved, holders of shares of Preferred Stock and Depositary Shares that remain outstanding will not possess the same protections, rights and privileges as the holders of Preferred Stock and Depositary Shares now possess. The elimination of such protections, rights and privileges may adversely affect the ratings, market value or liquidity of shares of Preferred Stock and Depositary Shares that remain outstanding after the approval of the Restated Articles.


                    Reference is made to Annex I hereto, where the complete Restated Articles are set forth showing additions to and
          deletions from the Current Articles made by the Amendments.   The
          following list summarizes the proposed modifications to the
          Articles:


          1. Replace the word "fixed" with the word "authorized" in the terms "fixed dividend rate", "fixed redemption price", "fixed liquidation price" and "fixed liquidation premium" to more clearly describe the terms of various series of preferred stock, including adjustable rate preferred stock. (Pages 3, 4 and 5 of Restated Articles) THIS CHANGE IS NOT EXPECTED TO HAVE A SUBSTANTIAL IMPACT ON THE OUTSTANDING SHARES OF PREFERRED STOCK.



          2. Permit variations in the voting rights of different series of Preferred Stock. This will permit the Company to use different financing techniques such as the issuance of series of Preferred Stock having differing per share liquidation values and votes per share that reflect such differences. For example, the Company would be able to issue shares with a liquidation value of $25.00 and one-quarter vote per share. (Pages 4 and 40 of Restated Articles) THE VOTING RIGHTS OF OUTSTANDING SHARES OF PREFERRED STOCK AND DEPOSITARY SHARES WILL BE UNAFFECTED BY THIS CHANGE.



          3. Incorporation of a provision making the redemption of Preferred Stock conditional so that the Company has the option of revoking its decision to redeem series of Preferred Stock subsequent to giving notice to the holders thereof but prior to the redemption date therefor. This change would make redemptions of Preferred Stock similar in this respect to redemptions of mortgage bonds under the Company's Mortgage and Deed of Trust. (Page 5 and 6 of Restated Articles) THE EFFECT OF THIS CHANGE WOULD BE TO

               MAKE THE REDEMPTION OF SHARES OF PREFERRED STOCK CALLED FOR REDEMPTION LESS CERTAIN UNTIL THE ACTUAL REDEMPTION DATE.



          4. Addition of the title "an officer of the Corporation" in place of "its President or a Vice President..." as a person authorized to make certain determinations and take certain actions on behalf of the Company, consistent with changes made to the Texas Business Corporation Act (TBCA) that increased the group of officers a corporation could authorize to perform such duties. (Pages 6 and 8 of Restated Articles) THIS CHANGE IS NOT EXPECTED TO HAVE A SUBSTANTIAL IMPACT ON THE OUTSTANDING SHARES OF PREFERRED STOCK.



          5. Increase from four to six the number of quarterly dividend payments that must be in arrears before holders of Preferred Stock, voting as a class, are entitled to certain special rights to vote for the smallest number of directors necessary to constitute a majority of the full Board of Directors. The change would conform to the New York Stock Exchange requirements for the voting rights of preferred stock of its listed companies. (Page 6 of Restated Articles) THIS CHANGE IMPACTS THE OUTSTANDING SHARES OF PREFERRED STOCK BY EXTENDING THE TIME BY TWO QUARTERS DURING WHICH DIVIDENDS ON PREFERRED STOCK CAN BE IN ARREARS AND THE HOLDERS OF PREFERRED STOCK ARE NOT ABLE TO ELECT A MAJORITY OF THE BOARD OF DIRECTORS.



          6. Change from "two-thirds" to "a majority" the number of shares of Preferred Stock required for consent to certain corporate actions (Page 9 of Restated Articles) and the number of shares of capital stock required to approve an increase in the Company's capital stock. (Page 40 of Restated Articles) THESE CHANGES WOULD MAKE IT EASIER FOR THE TERMS OF ONE OR MORE INDIVIDUAL SERIES OF PREFERRED STOCK TO BE MODIFIED AND FOR THE NUMBER OF SHARES OF CAPITAL STOCK TO BE INCREASED.



          7. Elimination of the prohibition of the issuance of unsecured debt if such issuance would cause all unsecured debt of the Company to exceed 25% of the sum of the Company's unsecured debt, stated capital and retained earnings. The restriction on the issuance of unsecured indebtedness based on net earnings available for the payment of interest would remain unchanged, although the calculation of such earnings would be changed as described in paragraph 8, below. This change, together with the changes described in paragraph 8, below, could result in an increase in the aggregate unsecured indebtedness allowable under the Restated Articles. (Page 9 of Restated Articles) IN THE EVENT OF LIQUIDATION OR

               DISSOLUTION, INDEBTEDNESS WOULD HAVE PRIORITY OVER
               OUTSTANDING PREFERRED STOCK AND COMMON STOCK.



          8. Change to the definition of earnings available for the payment of interest, for purposes of the coverage test calculations for the issuance of unsecured debt, to exclude extraordinary charges, regulatory disallowances, cumulative effects of changes in accounting principles, and any other non-cash non-recurring book losses. (Pages 11 and 12 of Restated Articles) REFERENCE IS MADE TO PARAGRAPH 7, ABOVE.



          9. Elimination of two of the three earnings coverage tests related to restrictions on the issuance by the Company of Preferred Stock. The existence of three similar tests resulted from the merger of three predecessor companies in the formation of the Company in 1983. The coverage test that would remain would be the one which states that net income, after income taxes, must be at least two times annual preferred stock dividend requirements. (Page 10 and 11 of Restated Articles) THIS CHANGE IS NOT EXPECTED TO HAVE A SUBSTANTIAL IMPACT ON THE OUTSTANDING SHARES OF PREFERRED STOCK.



          10. Exclusion from indebtedness, for purposes of the coverage test calculations for the issuance of unsecured debt, of any obligation or liability which is non-recourse to the Company, whether or not the obligation or liability is
               reflected in the financial    statements of the Company.  A
               corresponding exclusion would be introduced in the definition of "total capitalization" for purposes of the net income test with respect to the payment of Common Stock dividends. (Pages 12 and 39 of Restated Articles). These changes eliminate potential ambiguities which may develop in the future if accounting rules or legislative or regulatory actions require the Company to include in its financial statements indebtedness which the Company has no legal obligation to repay. An example of this type of indebtedness might be bonds issued by an affiliate of the Company in connection with the securitization of a revenue stream related to stranded assets. THESE CHANGES ARE NOT EXPECTED TO HAVE A SUBSTANTIAL IMPACT ON THE OUTSTANDING SHARES OF PREFERRED STOCK.



          11. Increase the limit on a payment of Common Stock dividends from 50% to 75% of net income at any time when common stock equity is less than 20% of total capitalization and eliminate other restrictions on the payment of Common Stock dividends. (Page 38 of Restated Articles) ANY INCREASE IN THE PAYMENT OF COMMON STOCK DIVIDENDS RESULTING FROM THIS CHANGE WOULD RESULT IN INCREASED UTILIZATION OF RETAINED

               EARNINGS FOR THE PURPOSE OF PAYING COMMON STOCK DIVIDENDS AND COULD ADVERSELY IMPACT THE COMPANY'S ABILITY TO PAY DIVIDENDS ON OUTSTANDING SHARES OF PREFERRED STOCK.



          12. Eliminate limitations on repurchases by the Company of its Common Stock. The primary effect of this change would be to permit the Company to repurchase shares of its Common Stock from Texas Utilities Company to the full extent permitted by the TBCA WITHOUT THE CONSENT OF THE OUTSTANDING SHARES OF PREFERRED STOCK. (Page 40 of Restated Articles)



          13. Miscellaneous administrative updates, including the recording of current numbers of outstanding shares of different series of Preferred Stock.



                    For the reasons set forth above, the Board of Directors proposes the adoption of the Restated Articles in the form attached hereto as Annex I by adoption of the following resolution by the shareholders of the Company:


                    RESOLVED that the Restated Articles of Incorporation of
               the Company presented for approval to this meeting be adopted.

                                     -----------


                                    OTHER BUSINESS

                     Other than as stated herein, the Board of Directors does not intend to bring any business before the meeting and it has not been informed of any matters that may be presented to the meeting by others. However, if any other matters properly come before the meeting, it is the intent of the Board of Directors that the proxies named in the Proxy will vote pursuant to the proxy in accordance with their judgment with respect to such matters.

          Dated: April   , 1997.


                WHETHER OR NOT YOU WILL BE ABLE TO ATTEND THE MEETING,
               PLEASE SIGN AND RETURN THE ACCOMPANYING PROXY PROMPTLY.

                                                                  ANNEX I


             CHANGES FROM THE CURRENT ARTICLES ARE SHADED.
             DELETIONS ARE BRACKETED AND CROSSED-OUT.
             ADDITIONS ARE DOUBLE UNDERLINED.



                          RESTATED ARTICLES OF INCORPORATION

                                          OF

                           TEXAS UTILITIES ELECTRIC COMPANY






                                      ARTICLE I
                                      ---------

                       The  name of  the Corporation  is Texas  Utilities
             Electric Company.

                                      ARTICLE II
                                      ----------

                       The   purposes  for   which  the   Corporation  is
             organized are the production, generation, manufacture, purchase, transportation, transmission, distribution, supply and sale to the public of electric current and power, gas, steam, and any other form or source of light, heat, energy or power; and the transaction otherwise of any and all lawful business for which corporations may be incorporated in the State of Texas.

                                     ARTICLE III
                                     -----------

                       The  post   office   address  of   the   [initial]
             registered office of the Corporation is [2001 Bryan Tower, Suite 1900] Energy Plaza, 1601 Bryan Street, Dallas, Texas,
                         ================================
             75201-3411, and  the name  of its  registered agent  at such
                  =====
             address is Peter B. Tinkham.

                                      ARTICLE IV
                                      ----------

                       The period  of  duration  of  the  Corporation  is
             perpetual.

                                      ARTICLE V
                                      ---------

                       The  number of directors  of the Corporation shall
             be fixed from time to time as provided for in the Bylaws and shall be one or more.
                       The number of  directors constituting the  current
             Board of Directors of the Corporation is seven (7), and the names and addresses of the persons serving as directors are as follows:

                       Name                     Address
                       ----                     -------

                       T. L. Baker         [2001 Bryan Tower, Suite 1900]
                                           Energy Plaza, 1601 Bryan Street
                                           ===============================
                                           Dallas, Texas  75201-3411
                                                               =====

                       J. S. Farrington    [2001 Bryan Tower, Suite 1900]
                                           Energy Plaza, 1601 Bryan Street
                                           ===============================
                                           Dallas, Texas  75201-3411
                                                               =====

                       H. Jarrell Gibbs    [2001 Bryan Tower, Suite 1900]
                                           Energy Plaza, 1601 Bryan Street
                                           ===============================
                                           Dallas, Texas  75201-3411
                                                               =====

                       Michael J. McNally  [Erle A. Nye] Energy Plaza,
                       ==================                =============
                                           1601 Bryan Street [2001 Bryan
                                           =================
                                           Tower, Suite 1900]
                                           Dallas, Texas 75201-3411
                                                              =====

                       Erle A. Nye         [M. D. Spence] Energy Plaza,
                       ===========                        =============
                                           1601 Bryan Street [2001 Bryan
                                           =================
                                           Tower, Suite 1900]
                                           Dallas, Texas  75201-3411
                                                               =====

                       W. M. Taylor        [2001 Bryan Tower, Suite 1900]
                                           Energy Plaza, 1601 Bryan Street
                                           ===============================
                                           Dallas, Texas  75201-3411
                                                               =====

                       E. L. Watson        [2001 Bryan Tower, Suite 1900]
                                           Energy Plaza, 1601 Bryan Street
                                           ===============================
                                           Dallas, Texas  75201-3411
                                                               =====


                                      ARTICLE VI
                                      ----------

                       The aggregate number  of shares  of capital  stock
             which the Corporation shall have authority to issue is 197,000,000 shares, of which 17,000,000 shares are classified as Preferred Stock, without par value, and 180,000,000 shares are classified as Common Stock, without par value.
                       The  descriptions  of  the  different  classes  of
             capital stock of the Corporation, and the preferences, designations, relative rights, privileges, powers, restrictions, limitations and qualifications of said classes of capital stock, are as follows:

                            Division A --- Preferred Stock

                       1.  Series and Limits of Variations between Series.
                           ----------------------------------------------
             Subject to the provisions of Division B of this Article VI which describe certain terms, characteristics and relative rights and preferences of various series of Preferred Stock which will be issuable at such time as the Board of
             Directors   of   the   Corporation  shall   provide   (which
             provisions, however, shall not continue effective as to any shares which are redeemed or purchased and thereby restored to the status of authorized but unissued shares of Preferred Stock without designation), the Preferred Stock may be divided into and issued in one or more series from time to time  as herein provided, each series to be so designated as to distinguish the shares thereof from the shares of all other series and classes. The authorized number of shares of any such series, the designation of such series, and the terms, characteristics and relative rights and preferences thereof (in those respects in which the shares of one series may vary from the shares of other series as herein provided) shall be [fixed] established at any time prior to the
                              ===========
             issuance thereof by  resolution or resolutions of  the Board of Directors of the Corporation. The Preferred Stock of all series shall be of the same class and of equal rank and shall be identical  in all respects, except  that  there  may be  variations  in  the  following particulars:
                       (a)  The rate or rates at which dividends are to
                                     ========
             accrue on the shares of such series, hereinafter referred to as the ["fixed] "authorized dividend rate";
                             ===========
                       (b) The terms and conditions upon which the shares of such series may be redeemed, and the amount payable in respect to the shares of such series in case of the redemption thereof at the option of the Corporation (the
             amount   [so  fixed]   or  amounts   so  established   being
                                    =============================
             hereinafter referred to as  the  ["fixed] "authorized
                                                       ===========
             redemption  price"),  and  the amount pyable in respect of the shares  of such series in case  of the redemption thereof for any sinking fund of such series, which amounts in respect of any series may, but need not, vary according to the time or circumstances of  such action or otherwise;
                                              ============
                       (c)  The amount  payable in respect of the  shares
             of such series in case of liquidation, dissolution or winding up of the Corporation (the amount [so fixed] or
                                                                       ==
             amounts so established being hereinafter referred to as the
             ======================
             ["fixed] "authorized liquidation price"), and the amount
                      ===========
             payable, if any, in addition to the [fixed] authorized
                                                         ==========
             liquidation price for each series, in case such liquidation, dissolution or winding up be voluntary (the amount [so fixed] or amounts so established being
                    =========================
             hereinafter   referred   to   as   the   ["fixed] "authorized
                                                               ===========
             liquidation premium"), which amounts in respect of any series may, but need not, vary according to the time or circumstances of such action or otherwise;
                            ============

                       (d) Any requirement as to any sinking fund or purchase fund for, or the redemption, purchase or other retirement by the Corporation of, the shares of such series; [and]
                       (e) The right, if any, to exchange or convert the shares of such series into shares of any other series of the Preferred Stock or, to the extent permitted by law, into [shares of any other class of capital stock] securities of the
                                                          ==========
             Corporation or any other corporation or other entity, and the
                         ========================================
             rate or basis, time, manner and conditions of exchange or conversion or the method by which the same shall be determined; and
                       =====
                       (f)   The voting rights, if any, of shares of such
                       ==================================================
             series.
             ======

                       2.  Dividends.  Out of the assets of the Corporation
                           ---------
             legally   available  for  dividends,   the  holders  of  the
             Preferred Stock of each series shall be entitled, in preference to the holders of the Common Stock, to receive, but only when and as declared payable by the Board of Directors, dividends at the [fixed] authorized dividend rate
                                                 ==========
             for such series, and no more, payable quarterly on February 1, May 1, August 1, and November 1 in each year, or otherwise as the Board of Directors may determine or as set forth herein with respect to any particular series of Preferred Stock, to shareholders of record as of a date not exceeding fifty (50) days nor less than ten (10) days preceding such dividend payment dates, and such dividends on the Preferred Stock shall be cumulative, so that, if in any past dividend period or periods full dividends upon each series of the outstanding Preferred Stock at the [fixed] authorized dividend rate or rates therefor shall not
             ==========
             have been paid, the deficiency (without interest) shall be paid or declared and set apart for payment before any dividends shall be paid upon or set apart for the Common Stock (other than a dividend payable in Common Stock of the
             Corporation).   Dividends on all shares of the Preferred Stock
             of each series shall commence to accrue and be cumulative from a date [fixed by] established by or upon authority of the
                               ===================================
             Board  of Directors.   Any dividends  paid on  the Preferred
             Stock in an amount less than full cumulative dividends accrued or in arrears upon all Preferred Stock outstanding shall, if more than one series be outstanding, be divided between the different series in proportion to the aggregate amounts which would be distributable to the Preferred Stock of each series if full cumulative dividends were declared and paid thereon.

                       3.  Preference on Liquidation.  In the event of any
                           -------------------------
             liquidation, dissolution, or winding up of the Corporation, the holders of the Preferred Stock of each series shall have a preference over the holders of the Common Stock until the [fixed] authorized liquidation price per share for such
                     ==========
             series, plus, in case such liquidation, dissolution or winding up shall have been voluntary, the [fixed] authorized
                                                               ==========
             liquidation premium per share for such series, if any, together in all cases with unpaid accumulated dividends, if any, shall have been paid or distributed or declared and set apart for payment or distribution, but the holders of the
             Preferred   Stock   shall   be  entitled   to   no   further
             participation in  any such distribution.   If upon  any such
             liquidation,   dissolution   or  winding   up,   the  assets
             distributable among the holders of the Preferred Stock shall
             be  insufficient   to  permit   the  payment  of   the  full
             preferential amounts  aforesaid, then  said assets  shall be
             distributed  among  the  holders   of  each  series  of  the
             Preferred Stock then outstanding, ratably in proportion to the full preferential amounts to which they are respectively
             entitled.   Nothing  in this  Section 3  shall be  deemed to
             prevent the purchase or redemption of Preferred Stock in any manner permitted by Section 4 of this Division A, nor shall anything in this Section 3 be deemed to prevent the purchase or redemption by the Corporation of shares of its Common Stock. No such purchase or redemption shall be deemed to be a liquidation, dissolution, or winding up of the Corporation or a distribution of assets to its Common Shareholders within the meaning of this Section 3 whether or not shares of Common Stock so redeemed or purchased shall be retired, nor shall a consolidation or merger of the Corporation or a sale or transfer of all or substantially all of its assets as an entirety be regarded as a liquidation, dissolution or winding up of the Corporation within the meaning of this
             Section 3.

                       4.  Redemption and Repurchase.  The Corporation may
                           -------------------------
             at any time or from time to time, by resolution of the Board of Directors, redeem all or any part of the Preferred Stock, or of any series thereof, by paying in cash the [fixed] authorized redemption price applicable thereto plus the amount
             ==========
             of unpaid accumulated dividends, if any, to the date of such redemption. If less than all the shares of one series of Preferred Stock is to be redeemed, the shares to be redeemed shall be selected ratably or by lot, in such manner as may be  prescribed by resolution of the Board of Directors [, by an independent bank or trust company selected for that purpose by the Board of Directors]. Notice of such redemption shall be mailed to each holder of redeemable shares being called, not less than twenty (20) nor more than [fifty (50)] sixty (60)
                                                              ==========
             days before the date fixed for redemption, at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid. Such notice of redemption of such shares shall set forth the series or part thereof to be redeemed, the date fixed for redemption, the redemption price, and the place at which the shareholders may obtain payment of the redemption price upon surrender of their respective share certificates. The Corporation may at any time revoke or
                            =========================================
             rescind its decision to redeem preferred stock subsequent to
             ============================================================
             giving notice to the preferred shareholders but prior to the
             ============================================================
             redemption date so long as the Company shall not have
             =====================================================
             deposited with the bank or trust company and/or irrevocably
             ===========================================================
             directed the bank or trust company to apply, from moneys held
             =============================================================
             by it available to be used for the redemption of shares, an
             ===========================================================
             amount in cash sufficient to redeem all of the shares. From
             ======================================================
             and after the date fixed in any such notice as the date of redemption, unless default shall be made by the Corporation in providing funds sufficient for such redemption at the time and place specified for the payment thereof pursuant to said notice or the Corporation revokes its decision to redeem the
                    =====================================================
             preferred stock prior to the redemption date, all dividends on
             ============================================
             the shares so redeemed shall cease to accrue, and all rights of
             the  holders   of  such   shares  as  shareholders   of  the
             Corporation except only the right to receive the redemption funds to which they are entitled, shall cease and determine.
                       The Corporation may, on or prior to the date fixed
             for any redemption, deposit with any bank or trust company [in the State of Texas], or any [bank or trust company in the United States] entity duly appointed and acting as a transfer
                            ======
             agent  of the Corporation, as a trust fund, a sum sufficient to redeem shares called for redemption, with irrevocable instructions and authority to such bank or trust company to give or complete the notice of redemption thereof and to pay, on or after the date fixed for such redemption, to the respective holders of shares, as evidenced by a list of holders of such shares certified by an officer of the
                                                 =============
             Corporation [by its President or a Vice President and by its Secretary or an Assistant Secretary], the redemption price upon the surrender of their respective share certificates, in
                                                                      ====
             the case of certificated shares.  Thereafter, from and after
             ===============================
             the date fixed for redemption such shares shall be deemed to be redeemed and dividends thereon shall cease to accrue after such date fixed for redemption. Such deposit shall be deemed to constitute full payment of such shares to their holders. [Thereafter] From and after the date such deposit is made and
                          ================================================
             such instruction given, such shares shall no longer be deemed
             ======================
             to be outstanding, and the holders thereof shall cease to be shareholders with respect to such shares, and shall have no rights with respect thereto except the right to receive from the bank or trust company payment of the redemption price of such shares, without interest, upon the surrender of their respective certificates therefor, and any right to convert such shares which may exist. In case the holders of such shares shall not, within six (6) years after such deposit, claim the amount deposited for redemption thereof, such bank
             or  trust  company  shall  upon   demand  pay  over  to  the
             Corporation the balance of such amount so deposited to be held in trust and such bank or trust company shall thereupon be relieved of all responsibility to the holders thereof, and any interest accrued thereon shall be paid over to the Corporation and become its property.
                       Nothing  in this Section  4 contained  shall limit
             the  right  of  the  Corporation to  purchase  or  otherwise
             acquire  shares  of  the   Preferred  Stock  to  the  extent
             permitted by law.
                       Shares  of  Preferred  Stock  of  the  Corporation
             redeemed or purchased by the Corporation shall be restored to the status of authorized but unissued shares of Preferred Stock without designation, and may from time to time be reissued as provided in Section 1 of this Division A. All such redemptions and purchases of Preferred Stock of the Corporation shall be effected in accordance with the laws of the State of Texas governing redemption or purchase of redeemable shares.

                       5.  Voting Rights.  Except for those purposes only
                           -------------
             for which the right  to vote is expressly conferred  in this
             Article VI upon holders of the Preferred Stock, no holders of the Preferred Stock shall be entitled to notice of or to vote at any meeting of shareholders of the Corporation or at any election of the Corporation or the shareholders thereof.
                       If  and  when  dividends  payable on  any  of  the
             Preferred Stock shall be in default in an amount equal to [four] six full quarterly payments or more per share, and
                    ===
             thereafter until all dividends on any of the Preferred Stock in default shall have been paid, the holders of all of the Preferred Stock, voting as a class in contradistinction to the Common Stock as a class, shall be entitled to elect the smallest number of directors necessary to constitute a majority of the full Board of Directors, and the holders of the Common Stock, voting separately as a class, shall be
             entitled   to  elect   the   remaining  directors   of   the
             Corporation.   The  terms  of office  as  directors  of  all
             persons who may be directors of the Corporation at the time shall terminate upon the election of a majority of the Board of Directors by the holders of the Preferred Stock, except that if the holders of the Common Stock shall not have elected the remaining directors of the Corporation then, and only in that event, the directors of the Corporation in office just prior to the election of a majority of the Board of Directors by the holders of the Preferred Stock shall
             elect   the  remaining   directors   to   the   Corporation.
             Thereafter, while such default continues and the majority of the Board is being elected by the holders of the Preferred
             Stock,   the   remaining  directors,   whether   elected  by
             directors, as aforesaid, or whether originally or later elected by holders of the Common Stock, shall continue in office until their successors are elected by holders of the Common Stock and shall qualify. The term of office of the directors so elected by the holders of the Preferred Stock, voting separately as a class, and of the directors elected by the holders of the Common Stock, voting separately as a class, or elected by directors, as aforesaid, shall be until the next annual meeting of shareholders or until the privilege of the holders of the Preferred Stock to elect directors shall terminate as hereinafter provided, whichever shall be the earlier date and until their successors shall have been elected and shall have qualified.
                       If and when  all dividends then in default  on all
             of the Preferred Stock shall be paid (such dividends to be declared and paid out of any funds legally available therefor as soon as reasonably practicable), the holders of the Preferred Stock shall be divested of any privilege with respect to the election of directors which is conferred upon the holders of such Preferred Stock under this Section 5, and the voting power of the holders of the Preferred Stock and the holders of the Common Stock shall revert to the status existing before the first dividend payment date on which dividends on any of the Preferred Stock were not paid in full, but always subject to the same provisions for vesting such privilege in the holders of the Preferred Stock in case of further like default or defaults in the payment
             of dividends thereon.   Upon termination of any such  voting
             privilege upon payment of all accumulated and defaulted dividends on the Preferred Stock, the terms of office of all persons who have been elected directors of the Corporation by vote of the holders of the Preferred Stock as a class,
             pursuant   to   such  voting   privilege,   shall  forthwith
             terminate, and the resulting vacancies shall be filled by the vote of a majority of the remaining directors.
                       In case of any vacancy in the office of a director
             occurring among the directors elected by the holders of the Preferred Stock, voting as a class, the remaining directors
             elected  by   the  holders   of  the  Preferred   Stock,  by
             affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may elect a successor or successors to hold office for the unexpired term or terms of the director or directors whose place or
             places  shall be  vacant.   In case  of any  vacancy in  the
             office of a director occurring among the directors elected by the holders of the Common Stock, voting separately as a class, or elected by directors, as aforesaid, the remaining directors so elected, by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may elect a successor or successors to hold office for the unexpired term or terms of the director or directors whose place or places shall be vacant.
                       Whenever dividends on the Preferred Stock shall be
             in default, as provided in this Section 5, it shall be the duty of the [President, a Vice President or the Secretary] officers of the Corporation, or in the event of their failure
             ========
             to do so within twenty (20) days of such default, the privilege is granted any holder of Preferred Stock who shall first demand the right so to do by written notice to the Corporation, forthwith to cause notice to be given to the holders of the Preferred Stock and to the holders of the Common Stock of a meeting to be held at such time as the Corporation's officers, or such holder of Preferred Stock, as the case may be, may fix, not less than ten (10) nor more than sixty (60) days after the accrual of such privilege,
             for  the  purpose of  electing  directors.   Each  holder of
             record of Preferred Stock, or his legal representative, shall be entitled at such meeting to one vote for each share of Preferred Stock standing in his name on the books of the Corporation. At each meeting of shareholders held for such purpose, the presence in person or by proxy of the holders of a majority of the Common Stock shall be required to constitute a quorum of the Common Stock for the election of directors, and the presence in person or by proxy of the holders of a majority of the Preferred Stock shall be required to constitute a quorum of the Preferred Stock for the election of directors; provided, however, that the absence of a quorum of the holders of stock of either the Preferred Stock or the Common Stock shall not prevent the election at any such meeting or adjournment thereof of directors by such other class, if the necessary quorum of the holders of stock of such other class is present in person or by proxy at such meeting or any adjournment thereof, and provided, that in the event a quorum of the holders of the Common Stock is present but a quorum of the holders of the Preferred Stock is not present, then the directors so elected by the holders of the Common Stock shall not assume their offices and duties but the directors in office immediately prior thereto shall remain in office until the holders of the Preferred Stock, with a quorum present, shall have elected the directors they shall be entitled to elect; and provided, further, that in the absence of a quorum of holders of stock of either class, a majority of the holders of the stock of the class which lacks a quorum who are present in person or by proxy, shall have power to adjourn the election of the directors to be elected by such class from time to time without notice other than announcement at the meeting, until the requisite quorum of holders of such class shall be present in person or by proxy, but such adjournment shall not be made to a date beyond the date for the mailing of the notice of the next annual meeting of shareholders of the Corporation or special meeting in lieu thereof.

                       6.  Restrictions on Certain Corporate Action.
                           ----------------------------------------
                            (a) So long as any shares of the Preferred Stock are outstanding, the Corporation shall not, without the consent (given by vote at a meeting called for that purpose) of the holders of at least [two-thirds] a majority of the
                                                     ==========
             total  number   of  shares  of  the   Preferred  Stock  then
             outstanding:

                                 (1)  Create or  authorize any new  stock
             ranking prior to the Preferred Stock as to dividends or in liquidation, dissolution, winding up or distribution, or create or authorize any security convertible into shares of any such stock; or
                                 (2)   Amend, alter, change or repeal any
             of the express terms of the Preferred Stock then outstanding
             in  a   manner  substantially  prejudicial  to  the  holders
             thereof, provided however, that if such amendment, alteration, or change affects less than all series of Preferred Stock, only the consent of the holders of [two-thirds] a majority of the
                                                        ==========
             aggregate of the series so affected shall be required.
                            (b) So long as any shares of the Preferred Stock are outstanding, the Corporation shall not, without the consent (given by vote at a meeting called for that purpose) of the holders of a majority of the total number of shares of the Preferred Stock, considered as one class, then outstanding [(provided that if one-third of the shares of
             the   Preferred   Stock,  considered   as  one   class  then
             outstanding are voted against the action hereinafter set forth it shall not be taken)]:
                                 (1)    Create  or assume  any  unsecured
             indebtedness maturing more than one year after the date of its creation or assumption [(i)] unless and until the
             Corporation's net earnings available for the payment of interest (gross operating revenues plus other income, minus
             operating  expenses,  including  depreciation   expense  and
             taxes, other than income, profits, and other taxes, measured by, or dependent on, income) as determined by generally accepted accounting practices and as stated on the books of
             account  of   the  Corporation   for  a  period   of  twelve
             consecutive calendar months ending not more than three months prior to the beginning of the calendar month in which such indebtedness shall be created or assumed, shall have been at least twice the interest charges (using, for the purpose of this computation with respect to indebtedness with interest rates that are not fixed, the interest rate in effect at the end of such twelve month period) on all
             outstanding   indebtedness   created  or   assumed   by  the
             Corporation and payable more than one year from the date of such creation or assumption, including the interest charges on the indebtedness so to be created or assumed (using, for the purpose of this computation, the interest rate in effect
             at   the  time   of   incurrence  or   assumption  of   such
             indebtedness);   provided  that  the  requirements  of  this
             subparagraph (1) shall not apply to indebtedness created or assumed to refund by payment, replacement, retirement, acquisition, purchase, exchange, redemption, surrender or otherwise all outstanding shares of the Preferred Stock or any indebtedness outstanding at any time and maturing more  than one year after the date of creation or assumption of such refunded indebtedness [, or (ii) in the event, after the creation or assumption of such indebtedness maturing more than one year after the date of its creation or assumption, and the application of the proceeds thereof, the principal amount of all unsecured indebtedness of the Corporation maturing more than one year after the date of its creation or assumption shall thereupon in the aggregate exceed twenty-five per centum (25%) of the sum of: (I) The principal amount of secured indebtedness of the Corporation; plus (II) The amount of capital stock of the Corporation as stated on its books of account; plus (III) The amount of the retained earnings, including reservations thereof, as stated
             on its books of account]; or
                                 (2)    Issue,  sell or  dispose  of  any
             shares of the Preferred Stock in addition to the shares of Preferred Stock outstanding, or of any other class of stock ranking prior to, or on a parity with, the Preferred Stock as to dividends or distributions [: (A)], unless the net income of
                                                  =
             the   Corporation, determined after provisions for depreciation
             and all taxes, and in accordance with generally accepted accounting [practices] principles to be available for the
                                    ==========
             payment of dividends for a period of twelve (12) consecutive calendar months within the fifteen (15) calendar months immediately preceding the issuance, sale or disposition of such stock is at least equal to twice the annual dividend requirements on all outstanding shares of the Preferred Stock and of all other classes of stock ranking prior to, or on a parity with, the Preferred Stock as to dividends or distributions,[ including the shares proposed to be issued, and unless the gross income of the Corporation for said period, determined in accordance with generally accepted accounting practices (but in any event after deducting the amount for said period charged by the Corporation on its books to depreciation expense and all taxes) to be available for the payment of interest, shall have been at least one and  one-half  times the  sum  of  (i)  the annual  interest
             charges  on   all  interest  bearing   indebtedness  of  the
             Corporation (using, for the purpose of this computation with respect to indebtedness with interest rates that are not fixed, the interest rate in effect at the end of said period) and (ii) the annual dividend requirements on all outstanding shares of the Preferred Stock and of all other classes of stock ranking prior to, or on a parity with, the Preferred Stock as to dividends or distributions,] including the shares proposed to be issued; provided that there shall be  excluded from the foregoing computation interest charges on all indebtedness and  dividends on all stock which  is to be retired in connection with the issue of such additional shares of Preferred Stock, and where such additional shares of Preferred Stock are to be issued in connection with the acquisition of new property, the net earnings of the property to be so acquired may be included on a pro forma basis in the foregoing computation, computed on the same basis as the net earnings of the Corporation; [and unless
             (B)  the  aggregate  of   the  capital  of  the  Corporation
             applicable  to  the Common  Stock  and  the surplus  of  the
             Corporation  shall  be  not   less  than  the  aggregate  of
             Preferred Stock and other classes of stock on a parity with the Preferred Stock to be outstanding immediately after the proposed issue of such additional Preferred Stock or other class of stock on a parity with the Preferred Stock, excluding from the foregoing computation all Preferred Stock, or other class of stock on a parity with the Preferred Stock, which is to be retired in connection with the issue of such additional shares of Preferred Stock or other class of stock on a parity with the Preferred Stock, provided that no portion of the retained earnings of the Corporation which shall be used to meet the requirements of this sub-paragraph (B) shall, after the issue of such additional shares and until such additional shares or a like number thereof shall have been retired, be available for dividends or other distribution upon the Common Stock; and unless (C) for a period of twelve consecutive calendar months ending not more than three months prior to the beginning of the calendar month in which any such shares shall be issued, the Corporation's net earnings available for the payment of interest for said period, shall have been at least one and one-half (1-1/2) times the sum of (i) the interest charges (using, for the purpose of this computation with respect to indebtedness with interest rates that are not fixed, the interest rate in effect at the end of such twelve month period) for one year on all indebtedness which
             shall  then  be  outstanding  (including   any  indebtedness
             proposed  to  be created,  using,  for the  purpose  of this computation, the interest rate in effect at the time of creation of such indebtedness, in connection with the issue, sale or other disposition of such shares, but not including any indebtedness proposed to be retired in connection with such issue, sale or other disposition or indebtedness held by or for the account of the Corporation), and (ii) an amount equal to all annual dividend requirements on all outstanding shares of the Preferred Stock and all other stock, if any, ranking on a parity with or having a priority over the Preferred Stock in respect of dividends or of payments in liquidation, including the shares proposed to be issued, but not including any shares proposed to be retired in connection with such issue, sale or other disposition; or
             if (D) such issue, sale or disposition would bring the aggregate of the stated value of the Preferred Stock and any stock ranking on a parity with or having a priority over the Preferred Stock in respect of dividends or of payments in liquidation to an amount in excess of the sum of (i) the aggregate of the stated value of all then outstanding stock junior to the Preferred Stock and (ii) the amount of the
             Corporation's retained earnings as then stated on the Corporation's books;] or
                       [(3) Purchase  or redeem any outstanding  stock of
             the Corporation junior to the Preferred Stock; but this restriction shall not be applicable to the redemption or purchase of any junior preferred stock for not more than the current redemption price thereof at any time when there is no  continuing default in the payment of any dividend on any of the Preferred Stock and shall not be applicable to the purchase of any stock junior to the Preferred Stock under any employee's retirement plan or other plan established for the benefit of employees of the Corporation; or
                       (4)](3)  Pay any dividend on any stock of the
                           ===
             Corporation junior to the Preferred Stock if immediately after such payment the retained earnings of the Corporation would be less than one and one-half (1-1/2) times the full annual dividend requirement on the Preferred Stock issued and outstanding and on any other issued and outstanding stock of the Corporation ranking on a parity with or having a priority over the Preferred Stock in respect of dividends or of payments in liquidation.
                       The term "net earnings  available for the  payment
             of interest" shall mean the net earnings of the Corporation as shown by its books of account, as based on generally accepted principles of accounting, and shall include the following items and be calculated in the following manner:

                            (1) Its gross operating revenues and other income, including revenues from rental of plants or systems and net income from miscellaneous non-operating sources, and excluding any extraordinary
                                         ================================
                       charges to income as defined by generally accepted
                       ==================================================
                       accounting principles, any regulatory disallowances,
                       ====================================================
                       the effect of any change in accounting principles
                       =================================================
                       promulgated by the Financial Accounting Standards
                       =================================================
                       Board, and any other non-cash, non-recurring book
                       =================================================
                       losses,
                       =======
                            (2)    Its   operating  expenses,   including
                       expenses  for  current  repairs  and  maintenance,
                       insurance  and  rental  expenses  for   plants  or
                       systems and other rentals,
                            (3)    Its  provisions  out  of   income  for
                       renewals, replacement, depreciation, depletion or retirement of property,
                            (4) Its taxes charged to income other than income, profits, and other taxes measured by, or dependent on, income, and
                            (5) The balance remaining after deducting the sum of the amounts of (2), (3) and (4) from the amount of item (1) above, shall be the "net earnings available for the payment of interest" for the purposes of this Section 6.

                       For purposes of this Section 6, the term
                       ========================================
             "indebtedness" shall not include any obligation or liability
             ============================================================
             which, by its terms or otherwise, is non-recourse to the
             ========================================================
             Corporation whether or not such obligation or liability is
             ==========================================================
             reflected in the financial statements of the Corporation.
             =========================================================


                       Division B --- Series of Preferred Stock

                       Each series of Preferred Stock will be issuable as
             provided for in Division A of this Article. Unless otherwise specifically provided for, none of such series will have any fixed liquidation premium or exchange or conversion rights.

                       1.  The $4.50 Preferred Stock.  74,367 shares of the
                           -------------------------
             authorized stock classified as Preferred Stock as provided in Division A of this Article VI shall constitute the first series of Preferred Stock and are designated as $4.50 Preferred Stock; the fixed dividend rate on the shares of such series is four dollars and fifty cents ($4.50) per share per annum; the fixed redemption price on the shares of such series is $110 per share; the fixed liquidation price on the shares of such series is $100 per share.

                       2.  The $4.24 Preferred Stock.  100,000 shares of
                           -------------------------
             the authorized stock classified as Preferred Stock as provided in Division A of this Article VI shall constitute the second series of Preferred Stock and are designated as $4.24 Preferred Stock; the fixed dividend rate on the shares of such series is four dollars and twenty-four cents ($4.24) per share per annum; the fixed redemption price on the shares of such series is $103.50 per share; the fixed liquidation price on the shares of such series is $100 per share.

                       3.  The $4 (Dallas Power Series) Preferred Stock.
                           --------------------------------------------
             70,000 shares of the authorized stock classified as Preferred Stock as provided in Division A of this Article VI shall constitute the third series of Preferred Stock and are designated as $4 (Dallas Power Series) Preferred Stock; the fixed dividend rate on the shares of such series is four dollars ($4) per share per annum; the fixed redemption price on the shares of such series is $103.56 per share; the fixed liquidation price on the shares of such series is $100 per share.

                       4.  The $4.80 Preferred Stock.  100,000 shares of
                           -------------------------
             the authorized stock classified as Preferred Stock as provided in Division A of this Article VI shall constitute the fourth series of Preferred Stock and are designated as $4.80 Preferred Stock; the fixed dividend rate on the shares of such series is four dollars and eighty cents ($4.80) per share per annum; the fixed redemption price on the shares of such series is $102.79 per share; the fixed liquidation price on the shares of such series is $100 per share.


                       5.  The $7.20 Preferred Stock.  [200,000 shares of
                           -------------------------
             the authorized stock classified as Preferred Stock as provided in Division A of this Article VI shall constitute the fifth series of Preferred Stock and are designated as $7.20 Preferred Stock; the fixed dividend rate on the shares of such series is seven dollars and twenty cents ($7.20) per share per annum; the fixed redemption price on the shares of such series is $105.01 per share if redeemed on or prior to February 1, 1984, and $103.21 per share if redeemed after February 1, 1984; the fixed liquidation price on the shares of such series is $100 per share.] All shares redeemed.
                                                 ====================



                       6.  The $6.84 Preferred Stock.  [200,000 shares of
                           -------------------------
             the authorized stock classified as Preferred Stock as provided in Division A of Article VI shall constitute the sixth series of Preferred Stock and are designated as $6.84 Preferred Stock; the fixed dividend rate on the shares of such series is six dollars and eighty-four cents ($6.84) per share per annum; the fixed redemption price on the shares of such series is $104.76 per share if redeemed prior to February 1, 1986, and $103.05 per share if redeemed after February 1, 1986; the fixed liquidation price on the shares of such series is $100 per share.] All shares redeemed.
                                                 ====================


                       7.  The $7.48 Preferred Stock.  [300,000 shares of
                           -------------------------
             the authorized stock classified as Preferred Stock as provided in Division A of this Article VI shall constitute the seventh series of Preferred Stock and are designated as $7.48 Preferred Stock; the fixed dividend rate on the shares of such series is seven dollars and forty-eight cents ($7.48) per share per annum; the fixed redemption price on the shares of such series is $106.69 per share if redeemed on or prior to December 1, 1983, $104.82 per share if redeemed after December 1, 1983, but on or prior to December 1, 1988, and $102.95 per share if redeemed after December 1, 1988; the fixed liquidation price on the shares of such series is $100 per share.] All shares redeemed.
                                        ====================

                       8.  The $4 (Texas Electric Series) Preferred Stock.
                           ----------------------------------------------
             110,000   shares  of  the  authorized  stock  classified  as
             Preferred Stock as provided in Division A of this Article VI shall constitute the eighth series of Preferred Stock and are designated as $4 (Texas Electric Series) Preferred Stock; the fixed dividend rate on the shares of such series is Four Dollars and No Cents ($4.00) per share per annum; the fixed redemption price on the shares of such series is $102 per share; the fixed liquidation price on the shares of such series is $100 per share.

                       9.  The $4.56 (Texas Electric Series) Preferred
                           -------------------------------------------
             Stock.  64,947 shares of the authorized stock classified as
             -----
             Preferred Stock as provided in Division A of this Article VI shall constitute the ninth series of Preferred Stock and are designated as $4.56 (Texas Electric Series) Preferred Stock; the fixed dividend rate on the shares of such series is Four Dollars and Fifty-six Cents ($4.56) per share per annum, and such dividends shall be payable quarterly on January 1, April 1, July 1 and October 1 of each year; the fixed redemption price on the shares of such series is $112.00 per share; the fixed liquidation price on the shares of such series is $100 per share.

                       10.  The $4.64 Preferred Stock.  100,000 shares of
                            -------------------------
             the authorized stock classified as Preferred Stock as provided in Division A of this Article VI shall constitute the tenth series of Preferred Stock and are designated as $4.64 Preferred Stock; the fixed dividend rate on the shares of such series is Four Dollars and Sixty-four Cents ($4.64) per share per annum, and such dividends shall be payable quarterly on January 1, April 1, July 1 and October 1 of each year; the fixed redemption price on the shares of such series is $103.25 per share; the fixed liquidation price on the shares of such series is $100 per share.

                       11.  The $5.08 Preferred Stock.  80,000 shares of
                            -------------------------
             the authorized stock classified as Preferred Stock as provided in Division A of this Article VI shall constitute the eleventh series of Preferred Stock and are designated as $5.08 Preferred Stock; the fixed dividend rate on the shares of such series is Five Dollars and Eight Cents ($5.08) per share per annum; the fixed redemption price on the shares of such series is $103.60 per share; the fixed liquidation price on the shares of such series is $100 per share.

                       12.  The $8.92 Preferred Stock.  All shares
                            -------------------------
             redeemed.

                       13.  The $7.44 Preferred Stock.  [300,000 shares of
                            -------------------------
             the authorized stock classified as Preferred Stock as provided in Division A of this Article VI shall constitute the thirteenth series of Preferred Stock and are designated as $7.44 Preferred Stock; the fixed dividend rate on the shares of such series is Seven Dollars and Forty-four Cents ($7.44) per share per annum; the dividend payment dates shall be the first days of April, July, October and January; the fixed redemption price on the shares of such series is $104.26 per share if redeemed prior to October 1, 1987, and $102.40 per share if redeemed after October 1, 1987; the fixed liquidation price on the shares of such series is $100 per share.] All shares redeemed.
                         ====================

                       14.  The $8.44 Preferred Stock.  [300,000 shares of
                            -------------------------
             the authorized stock classified as Preferred Stock as provided in Division A of this Article VI shall constitute the fourteenth series of Preferred Stock and are designated as $8.44 Preferred Stock; the fixed dividend rate on the shares of such series is Eight Dollars and Forty-four Cents ($8.44) per share per annum; the dividend payment dates shall be the first days of October, January, April and July; the fixed redemption price on the shares of such series is $107.40 per share if redeemed on or prior to April 1, 1984, $105.29 per share if redeemed after April 1, 1984, but on or prior to April 1, 1989, and $103.18 per share if redeemed after April 1, 1989; the fixed liquidation price on the shares of such series is $100 per share.] All shares redeemed.
                                                 ====================

                       15.  The $9.36 Preferred Stock.  All shares
                            -------------------------
             redeemed.

                       16.  The $8.32 Preferred Stock.  All shares
                            -------------------------
             redeemed.

                       17.  The $10.12 Preferred Stock.  All shares
                            --------------------------
             redeemed.

                       18.  The $4 (Texas Power Series) Preferred Stock.
                            -------------------------------------------
             70,000 shares of the authorized stock classified as Preferred Stock as provided in Division A of this Article VI shall constitute the eighteenth series of Preferred Stock and are designated as $4 (Texas Power Series) Preferred Stock; the fixed dividend rate on the shares of such series is Four Dollars and No Cents ($4.00) per share per annum; the fixed redemption price on the shares of such series is $102 per share; the fixed liquidation price on the shares of such series is $100 per share.

                       19.    The  $4.56 (Texas  Power  Series) Preferred
             Stock.              ----------------------------------------
             ------
             133,628 shares of the authorized stock classified as Preferred Stock as provided in Division A of this Article VI shall constitute the nineteenth series of Preferred Stock and are designated as $4.56 (Texas Power Series) Preferred Stock; the fixed dividend rate on the shares of such series is Four Dollars and Fifty-six Cents ($4.56) per share per annum; the fixed redemption price on the shares of such series is $112 per share; the fixed liquidation price on the shares of such series is $100 per share.

                       20.  The $4.84 Preferred Stock.  70,000 shares of
                            -------------------------
             the authorized stock classified as Preferred Stock as provided in Division A of this Article VI shall constitute the twentieth series of Preferred Stock and are designated as $4.84 Preferred Stock; the fixed dividend rate on the shares of such series is Four Dollars and Eighty-four Cents ($4.84) per share per annum; the fixed redemption price on the shares of such series is $101.79 per share; the fixed liquidation price on the shares of such series is $100 per share.

                       21.  The $4.76 Preferred Stock.  100,000 shares of
                            -------------------------
             the authorized stock classified as Preferred Stock as provided in Division A of this Article VI shall constitute the twenty-first series of Preferred Stock and are designated as $4.76 Preferred Stock; the fixed dividend rate on the shares of such series is Four Dollars and Seventy-six Cents ($4.76) per share per annum; the fixed redemption price on the shares of such series is $102 per share; the fixed liquidation price on the shares of such series is $100 per share.

                       22.  The $4.44 Preferred Stock.  150,000 shares of
                            -------------------------
             the authorized stock classified as Preferred Stock as provided in Division A of this Article VI shall constitute the twenty-second series of Preferred Stock and are designated as $4.44 Preferred Stock; the fixed dividend rate on the shares of such series is Four Dollars and Forty-four Cents ($4.44) per share per annum; the fixed redemption price on the shares of such series is $102.61 per share; the fixed liquidation price on the shares of such series is $100 per share.

                       23.  The $7.80 Preferred Stock.  [299,875 shares of
                            -------------------------
             the authorized stock classified as Preferred Stock as provided in Division A of this Article VI shall constitute
             the  twenty-third   series  of  Preferred   Stock  and   are
             designated as $7.80 Preferred Stock; the fixed dividend rate on the shares of such series is Seven Dollars and Eighty Cents ($7.80) per share per annum; the fixed redemption price on the shares of such series is $105.20 per share if redeemed on or prior to May 1, 1984, and $103.25 per share if redeemed after May 1, 1984; the fixed liquidation price on the shares of such series is $100 per share.] All shares redeemed.
                                                       ====================


                       24.  The $7.24 Preferred Stock.  [249,800 shares
                            -------------------------
             of  the  authorized  stock  classified  as  Preferred  Stock as provided in Division A of this Article VI shall constitute the twenty-fourth series of Preferred Stock and are designated as $7.24 Preferred Stock; the fixed dividend rate on the shares of such series is Seven Dollars and Twenty-four Cents ($7.24) per share per annum; the fixed redemption price on the shares of such series is $105.23 per share if redeemed prior to February 1, 1987, and $103.42 per share if redeemed after February 1, 1987; the fixed liquidation price on the shares of such series is $100 per share.] All shares redeemed.
                      ====================


                       25.  The $8.20 Preferred Stock.  [300,000 shares of
                            --------------------------
             the authorized stock classified as Preferred Stock as provided in Division A of this Article VI shall constitute
             the   twenty-fifth  series   of  Preferred  Stock   and  are
             designated as $8.20 Preferred Stock; the fixed dividend rate on the shares of such series is Eight Dollars and Twenty Cents ($8.20) per share per annum; the fixed redemption price on the shares of such series is $107.39 per share if redeemed on or prior to February 1, 1984, $105.34 per share if redeemed after February 1, 1984, but on or prior to February 1, 1989, and $103.29 per share if redeemed after February 1, 1989; the fixed liquidation price on the shares of such series is $100 per share.] All shares redeemed.
                                                 ====================

                       26.  The $9.32 Preferred Stock.  All shares
                            -------------------------
             redeemed.

                       27.  The $8.68 Preferred Stock.  All shares
                            -------------------------
             redeemed.

                       28.  The $8.16 Preferred Stock.  [299,475 shares of
                            -------------------------
             the authorized stock classified as Preferred Stock as provided in Division A of this Article VI shall constitute
             the  twenty-eighth  series   of  Preferred  Stock  and   are
             designated as $8.16 Preferred Stock; the fixed dividend rate of the shares of such series is Eight Dollars and Sixteen Cents ($8.16) per share per annum; the fixed redemption price on the shares of such series is $106.12 per share if redeemed on or prior to February 1, 1987, $104.08 per share if redeemed after February 1, 1987, but on or prior to February 1, 1992, and $102.04 per share if redeemed after February 1, 1992; the fixed liquidation price on the shares of such series is  $100 per share.] All shares redeemed.
                                                        ====================

                       29.  The $8.84 Preferred Stock.  All shares
                            -------------------------
             redeemed.

                       30.  The $10.92 Preferred Stock.  All shares
                            --------------------------
             redeemed.

                       31.  The $10.08 Preferred Stock.  All shares
                            --------------------------
             redeemed.

                       32.  The $11.32 Preferred Stock.  All shares
                            --------------------------
             redeemed.
                       33.  The Adjustable Rate Cumulative Preferred Stock,
                            -----------------------------------------------
             Series A. [1,000,000] 884,700 shares of the authorized stock
             --------              =======
             classified as Preferred Stock as provided in Division A of this Article VI shall constitute the thirty-third series of Preferred Stock and are designated as Adjustable Rate Cumulative Preferred Stock, Series A, which series shall have, in addition to the general terms and characteristics of all the authorized shares of Preferred Stock of the
             Corporation,   the   following    distinctive   terms    and
             characteristics:         (a)  The   thirty-third  series  of
             Preferred Stock shall have a dividend rate for the initial dividend payment period ending July 31, 1984, at the rate of 11.04% per annum, and for each subsequent quarterly dividend period at the Applicable Rate (as hereinafter defined) from time to time in effect, provided that the dividend rate on the thirty-third series of Preferred Stock for any dividend period shall in no event be less than 6.50% per annum or
             greater than 13%  per annum.   Except as  provided below  in
             this paragraph, the "Applicable Rate" for any dividend period will be 2.50% less than the highest of (i) the Treasury Bill Rate, (ii) the Ten Year Constant Maturity Rate and (iii) the Twenty Year Constant Maturity Rate (each as hereinafter defined) for such dividend period. In the event that the Corporation determines in good faith that for any reason one or more of such rates cannot be determined for any dividend period, then the Applicable Rate for such dividend period shall be 2.50% less than the higher of whichever of such rates can be so determined. In the event that the Corporation determines in good faith that none of such rates can be determined for any dividend period, then the Applicable Rate in effect for the preceding dividend period shall be continued for such dividend period.
                       Except as provided  below in  this paragraph,  the

             "Treasury Bill Rate" for each dividend period will be the arithmetic average of the two most recent weekly per annum secondary market discount rates (or the one weekly per annum secondary market discount rate, if only one such rate shall be published during the relevant Calendar Period (as defined below)) for three-month U. S. Treasury bills, as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the last ten calendar days of July, October, January or April, as the case may be, prior to the dividend period for which the Applicable Rate is being determined. In the event that the Federal Reserve
             Board does not publish such a weekly per annum secondary market discount rate during any such Calendar Period, then the Treasury Bill Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum secondary market discount rates (or the one weekly per annum secondary market discount rate, if only one such rate shall be published during such Calendar Period) for the three-month U. S. Treasury bills, as published weekly during such Calendar Period by any Federal Reserve Bank or by any U. S. Government department or agency selected by the Corporation. In the event that a per annum secondary market discount rate for three-month U. S. Treasury bills shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U. S. Government department or agency during such Calendar Period, then the Treasury Bill Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum secondary market discount rates (or the one weekly per annum secondary market discount rate, if only one such rate shall be published during such Calendar Period) for all of the
             U. S. Treasury bills then having maturities of not less than 80 nor more than 100 days, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such rates, by any Federal Reserve Bank or by any U. S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason no such U. S. Treasury bill rates are published as provided above during such Calendar Period, then the Treasury Bill Rate for such dividend period shall be the arithmetic average of the per annum secondary market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable non-interest bearing U. S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized
             U. S. Government securities dealers selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Treasury Bill Rate for any dividend period as provided above in this paragraph, the Treasury Bill Rate for such dividend period shall be the arithmetic average of the per annum secondary market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable interest-bearing U. S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized
             U.  S.  Government   securities  dealers  selected  by   the
             Corporation.

                       Except  as provided below  in this  paragraph, the
             "Ten Year Constant Maturity Rate" for each such dividend period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (as defined below) (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the last ten calendar days of July, October, January or April, as the case may be, prior to the dividend period for which the Applicable Rate is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Ten Year Average Yield during such Calendar Period, then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields, (or the one weekly per annum Ten Year Average Yield, if only one such yield shall be published during such Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U. S. Government department or agency selected by the Corporation. In the event that a per annum Ten
             Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U. S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during such Calendar Period) for all of the actively traded marketable U. S. Treasury fixed interest rate securities (other than Special Securities, as defined below) then having maturities of not less than eight nor more than twelve years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U. S. Government department or agency
             selected  by  the  Corporation.    In  the  event  that  the
             Corporation determines in good faith that for any reason the Corporation cannot determine the Ten Year Constant Maturity Rate for any dividend period as provided above in this paragraph, then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U. S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eight nor more than twelve years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U. S. Government securities dealers selected by the Corporation.
                       Except as  provided below  in this  paragraph, the
             "Twenty Year Constant Maturity Rate" for each such dividend period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (as defined below) (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period), as published weekly by
             the  Federal  Reserve  Board   during  the  Calendar  Period
             immediately prior  to the  last ten  calendar days  of July,

             October, January or April, as the case may be, prior to the dividend period for which the Applicable Rate is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum Twenty Year Average Yield during such Calendar Period, then the Twenty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during such Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U. S. Government department or agency selected by the Corporation. In the event that a per annum Twenty Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U. S. Government department or agency during such Calendar Period, then the Twenty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during such Calendar Period) for all of the actively traded marketable U. S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eighteen nor more than twenty-two years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U. S. Government department or agency selected by the Corporation. In the event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Twenty Year Constant Maturity Rate for any dividend period as provided above in this paragraph, then the Twenty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U. S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eighteen nor more than twenty-two years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized
             U.  S.  Government   securities  dealers  selected  by   the
             Corporation.
                       The Treasury  Bill  Rate, the  Ten  Year  Constant
             Maturity Rate and the Twenty Year Constant Maturity Rate shall each be rounded to the nearest five one-hundredths of a percentage point.
                       The amount of dividends per share payable for each
             dividend period shall be computed by dividing the Applicable Rate for such period by four and applying the rate derived from such division against the fixed liquidation price of $100 per share of the thirty-third series. The amount of dividends payable for any period shorter than a full quarterly dividend period and for the initial dividend period shall be computed on the basis of a 360-day year of 30-day months and the actual number of days which have elapsed in such period.
                       The Applicable Rate with respect to each  dividend
             period will be calculated as promptly as practicable by the Corporation according to the appropriate method described herein. The mathematical accuracy of each such calculation will be confirmed in writing by independent accountants of recognized standing. The Corporation will cause each dividend rate to be published in a newspaper of general circulation in New York City prior to the commencement of the new dividend period to which it applies and will cause notice of such Applicable Rate to be mailed to the holders of the thirty-third series.
                       As used herein, the term "Calendar Period" means a
             period of fourteen calendar days; the term "Special Securities" means securities which can, at the option of the holder, be surrendered at face value in payment of any Federal estate tax or which provide tax benefits to the holder and are priced to reflect such tax benefits or which were originally issued at a deep or substantial discount; the term "Ten Year Average Yield" means the average yield to maturity for actively traded marketable U. S. Treasury fixed interest rate securities (adjusted to constant maturities of ten years); and the term "Twenty Year Average Yield" means the average yield to maturity for actively traded marketable
             U. S. Treasury fixed interest rate securities (adjusted to constant maturities of twenty years).
                       (b)    Said  thirty-third   series  shall  not  be
             redeemable prior to June 1, 1989; and on and after that date shall be redeemable at any time, in whole or in part, at $103 per share, if redeemed prior to June 1, 1994, and, if redeemed thereafter, at $100 per share, plus in each case accrued and unpaid dividends to the redemption date.
                       (c)   The amount payable  upon the shares  of said
             thirty-third series in the event of involuntary dissolution, liquidation or winding up of the Corporation shall be $100 per share plus an amount equivalent to the accrued and unpaid dividends thereon, if any, to the date of such involuntary dissolution, liquidation or winding up, and the amount payable upon shares of said thirty-third series in the event of voluntary dissolution, liquidation or winding up of the Corporation shall be an amount equivalent to the then redemption price (including an amount equivalent to accumulated and unpaid dividends thereon, if any) of shares of said thirty-third series.


                       34.  The Adjustable Rate Cumulative Preferred Stock,
                            -----------------------------------------------
             Series B.  [850,000 shares of the authorized stock classified
             --------
             as  Preferred  Stock  as  provided  in  Division  A  of
             this Article VI shall constitute the thirty-fourth series of Preferred Stock and are designated as Adjustable Rate Cumulative Preferred Stock, Series B, which series shall have, in addition to the general terms and characteristics of all the authorized shares of Preferred Stock of the
             Corporation,   the   following    distinctive   terms    and
             characteristics:

                       (a)  The  thirty-fourth series of Preferred  Stock
             shall have a dividend rate for the initial dividend payment period ending June 30, 1985, at the rate of 9.10% per annum, and for each subsequent quarterly dividend period at the Applicable Rate (as hereinafter defined) from time to time in effect, provided that the dividend rate on the thirty-fourth series of Preferred Stock for any dividend period shall in no event be less than 7% per annum or greater than 14.25% per annum. Dividends on shares of the thirty-fourth series shall be cumulative from the date of issuance and shall be payable on the first day of July, October, January
             and  April in each year,  commencing July, 1985.   Except as
             provided below in this paragraph, the "Applicable Rate" for any dividend period will be 1.75% less than the highest of
             (i) the Treasury Bill Rate, (ii) the Ten Year Constant Maturity Rate and (iii) the Twenty Year Constant Maturity Rate (each as hereinafter defined) for such dividend period. In the event that the Corporation determines in good faith that for any reason one more of such rates cannot be determined for any dividend period, then the Applicable Rate for such dividend period shall be 1.75% less than the higher of
             whichever of such rates  can be  so determined.   In the event
             that the Corporation determines in good faith that none of
             such rates can  be  determined  for   any  dividend  period,
             then the Applicable Rate in effect for the preceding dividend period shall be continued for such dividend period.
                       Except as  provided below  in this  paragraph, the
             "Treasury Bill Rate" for each dividend period will be the arithmetic average of the two most recent weekly per annum secondary market discount rates (or the one weekly per annum secondary market discount rate, if only one such rate shall be published during the relevant Calendar Period (as defined below)) for three-month U. S. Treasury bills, as published weekly by the Federal Reserve Board during the Calendar Period immediately prior to the last ten calendar days of June, September, December or March, as the case may be, prior to the dividend period for which the Applicable Rate is being determined. In the event that the Federal Reserve Board does not publish such a weekly per annum secondary market discount rate during any such Calendar Period, then the Treasury Bill Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum secondary market discount rates (or the one weekly per annum secondary market discount rate, if only one such rate shall be published during such Calendar Period) for the three-month U. S. Treasury bills, as published weekly during such Calendar Period by any Federal Reserve Bank or by any U. S. Government department or agency selected by the Corporation.
             In the event that a per annum secondary market discount rate for three-month U. S. Treasury bills shall not be published by  the Federal Reserve Board or by any Federal Reserve Bank
             or by any U. S. Government department or agency during such Calendar Period, then the Treasury Bill Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum secondary market discount rates (or the one weekly per annum secondary market discount rate, if only one such rate shall be published during such Calendar Period) for all of the U. S. Treasury bills then having maturities of not less than 80 nor more than 100 days, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such rates, by any Federal Reserve Bank or by any U. S. Government department or agency selected by the
             Corporation.   In the event that  the Corporation determines
             in good faith that for any reason no such U. S. Treasury bill rates are published as provided above during such Calendar Period, then the Treasury Bill Rate for such dividend period shall be the arithmetic average of the per annum secondary market discount rates based upon the closing bids during such Calendar Period for each of the issues of marketable non-interest bearing U. S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U. S. Government
             securities  dealers selected  by  the Corporation.   In  the
             event that the Corporation determines in good faith that for any reason the Corporation cannot determine the Treasury Bill Rate for any dividend period as provided above in this paragraph, the Treasury Bill Rate for such dividend period
             shall  be the arithmetic  average  of  the   per  annum
             secondary  market discount  rates  based upon  the  closing bids during such Calendar Period for each of the issues of marketable interest-bearing U. S. Treasury securities with a maturity of not less than 80 nor more than 100 days from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized U. S. Government securities dealers selected by the Corporation.
                       Except as  provided below  in this paragraph,  the
             "Ten Year Constant Maturity Rate" for each dividend period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (as defined below) (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period as provided below), as published weekly by
             the  Federal   Reserve  Board  during  the  Calendar  Period
             immediately prior to the last ten calendar days of June, September, December or March, as the case may be, prior to the dividend period for which the Applicable Rate is being
             determined.   In the  event that the  Federal Reserve  Board
             does not publish such a weekly per annum Ten Year Average Yield during such Calendar Period, then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum Ten Year Average Yields (or the one weekly per annum Ten Year Average Yield, if only one such Yield shall be published during such Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U. S. Government department or agency selected by the Corporation. In the event that a per annum Ten Year Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U. S. Government department or agency during such Calendar Period, then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during such Calendar Period) for all of the actively traded marketable U. S. Treasury fixed interest rate securities (other than Special Securities, as defined below) then having maturities of not less than eight nor more than twelve years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U. S. Government department or agency
             selected  by  the  Corporation.    In  the  event  that  the
             Corporation determines in good faith that for any reason the Corporation cannot determine the Ten Year Constant Maturity Rate for any dividend period as provided above in this paragraph, then the Ten Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U. S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eight nor more than twelve years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily
             quotations   shall  not  be   generally  available)  to  the
             Corporation by at least three recognized U. S. Government securities dealers selected by the Corporation.
                       Except as  provided below  in this  paragraph, the
             "Twenty Year Constant Maturity Rate" for each dividend period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (as defined below) (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during the relevant Calendar Period), as published weekly by
             the  Federal  Reserve  Board   during  the  Calendar  Period
             immediately prior to the last ten calendar days of June, September, December or March, as the case may be, prior to the dividend period for which the Applicable Rate is being
             determined.   In  the event that  the Federal  Reserve Board
             does not publish such a weekly per annum Twenty Year Average Yield during such Calendar Period, then the Twenty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum Twenty Year Average Yields (or the one weekly per annum Twenty Year Average Yield, if only one such Yield shall be published during such Calendar Period), as published weekly during such Calendar Period by any Federal Reserve Bank or by any U. S. Government department or agency selected by the
             Corporation.   In  the event  that a  per annum  Twenty Year
             Average Yield shall not be published by the Federal Reserve Board or by any Federal Reserve Bank or by any U. S. Government department or agency during such Calendar Period, then the Twenty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the two most recent weekly per annum average yields to maturity (or the one weekly average yield to maturity, if only one such yield shall be published during such Calendar Period) for all of the actively traded marketable U. S. Treasury fixed interest rate securities (other than Special Securities) then having maturities of not less than eighteen nor more than twenty-two years, as published during such Calendar Period by the Federal Reserve Board or, if the Federal Reserve Board shall not publish such yields, by any Federal Reserve Bank or by any U. S. Government department or agency
             selected  by  the  Corporation.    In  the  event  that  the
             Corporation determines in good faith that for any reason the
             Corporation  cannot  determine   the  Twenty  Year  Constant
             Maturity Rate for any dividend period as provided above in this paragraph, then the Twenty Year Constant Maturity Rate for such dividend period shall be the arithmetic average of the per annum average yields to maturity based upon the closing bids during such Calendar Period for each of the issues of actively traded marketable U. S. Treasury fixed interest rate securities (other than Special Securities) with a final maturity date not less than eighteen nor more than twenty-two years from the date of each such quotation, as quoted daily for each business day in New York City (or less frequently if daily quotations shall not be generally available) to the Corporation by at least three recognized
             U.  S.   Government  securities  dealers  selected   by  the
             Corporation.
                       The Treasury  Bill  Rate, the  Ten  Year  Constant
             Maturity Rate and the Twenty Year Constant Maturity Rate shall each be rounded to the nearest five one-hundredths of a percentage point.
                       The amount of dividends per share payable for each
             dividend period shall be computed by dividing the Applicable Rate for such period by four and applying the rate derived from such division against the fixed liquidation price of $100 per share of the thirty-fourth series. The amount of dividends payable for any period shorter than a full quarterly dividend period and for the initial dividend period shall be computed on the basis of a 360-day year of 30-day months and the actual number of days which have elapsed in such period.
                       The Applicable Rate with respect to  each dividend
             period will be calculated as promptly as practicable by the Corporation according to the appropriate method described herein. The mathematical accuracy of each such calculation will be confirmed in writing by independent accountants of
             recognized  standing.    The  Corporation  will  cause  each
             dividend rate to be published in a newspaper of general circulation in New York City prior to the commencement of the new dividend period to which it applies and will cause notice of such Applicable Rate to be mailed to the holders of the thirty-fourth series.
                       As used herein, the term "Calendar Period" means a
             period  of  fourteen   calendar  days;  the  term   "Special
             Securities" means securities which can, at the option of the holder, be surrendered at face value in payment of any Federal estate tax or which provide tax benefits to the holder and are priced to reflect such tax benefits or which were originally issued at a deep or substantial discount; the term "Ten Year Average Yield" means the average yield to maturity for actively traded marketable U. S. Treasury fixed interest rate securities (adjusted to constant maturities of ten years); and the term "Twenty Year Average Yield" means the average yield to maturity for actively traded marketable
             U. S. Treasury fixed interest rate securities (adjusted to constant maturities of twenty years).
                       (b)    Said  thirty-fourth  series  shall  not  be
             redeemable prior to June 1, 1990; and on and after that date shall be redeemable at any time, in whole or in part, at $103 per share, if redeemed prior to June 1, 1995, and, if redeemed thereafter, at $100 per share, plus in each case accrued and unpaid dividends to the redemption date.

                       (c)   The amount payable  upon the shares  of said
             thirty-fourth series in the event of involuntary dissolution, liquidation or winding up of the Corporation shall be $100 per share plus an amount equivalent to the accrued and unpaid dividends thereon, if any, to the date of such involuntary dissolution, liquidation or winding up, and the amount payable upon shares of said thirty-fourth series in the event of voluntary dissolution, liquidation or winding up of the Corporation shall be an amount equivalent to the then redemption price (including an amount equivalent to accumulated and unpaid dividends thereon, if any) of shares of said thirty-fourth series.] All shares redeemed.
                                                    ====================


                       35.  The $9.48 Cumulative Preferred Stock.  All
                            ------------------------------------
             shares redeemed.

                       36.  The $8.92 Cumulative Preferred Stock.  All
                            ------------------------------------
             shares redeemed.

                       37.  The $10.00 Cumulative Preferred Stock.  All
                            -------------------------------------
             shares redeemed.

                       38.  The Stated Rate Auction Preferred Stock, Series
                            -----------------------------------------------
             A.  All shares redeemed.
             -


                       39.  The $9.64 Cumulative Preferred Stock.
                            ------------------------------------
             [1,000,000 shares of the authorized stock classified as Preferred Stock as provided in Division A of this Article VI shall constitute the thirty-ninth series of Preferred Stock and are designated as $9.64 Cumulative Preferred Stock, which series shall have, in addition to the general terms and characteristics of all the authorized shares of Preferred Stock of the Company, the following distinctive terms and characteristics:

                       (a) The thirty-ninth series of Preferred Stock shall have a dividend rate of Nine Dollars and Sixty-four Cents ($9.64) per share per annum (the "Basic Dividend
             Amount").     In  the   event  any   legislative  enactment,
             administrative action, judicial decision or other change in law after November 1, 1988, shall reduce or eliminate the 70% dividends received deduction available to eligible
             corporate   stockholders   ("Eligible  Corporate   Holders")
             pursuant  to  the Internal  Revenue  Code  of 1986  ("Code")
             Section 243(a)(l) as in effect on such date (the "Dividends Received Deduction"), then, in the case of each such reduction or elimination, from and after the effective date of such reduction or elimination, the dividend rate for shares of the thirty-ninth series of Preferred Stock shall be an amount equal to the Basic Dividend Amount plus the additional amount, if any, which would maintain for an eligible corporate holder an after Federal income tax dividend yield on each dividend at the level which such yield would have been if such dividend had been paid to such a holder on November 1, 1988 (a corporate holder's after Federal income tax dividend yield on November 1, 1988 being calculated on the bases of (i) a cost per share of $100,
             (ii) the Dividends Received Deduction, and (iii) an assumed Federal income tax rate of 34%; and thereafter a corporate holder's after Federal income tax dividend yield being calculated on the bases of (i) and (iii) and any reduced
             dividends  received  deduction  in   effect  at  the  time);
             provided that the total dividend rate for shares of the thirty-ninth series of Preferred Stock payable pursuant to this subsection (a) shall not exceed ten dollars and seventy-four cents ($10.74) per share per annum.
                       (b) Dividends on shares of the $9.64 Cumulative Preferred Stock shall be cumulative from the date of issuance and shall be payable on the first days of January, April, July and October in each year, commencing January 1, 1989.
                       (c) The shares of the $9.64 Cumulative Preferred Stock may be redeemed at any time in whole or in part (in amounts no less than 10,000 shares) at the option of the Company (any partial redemption pursuant to this subsection
             (c) being applied in satisfaction of redemption requirements pursuant to subsection (e) below in inverse order of their scheduled redemption dates) at a fixed redemption price of $100 per share (the "Redemption Amount") plus accumulated and unpaid dividends to the date of redemption plus a Yield-Maintenance Premium per share, if any, as defined below.

                  Yield-Maintenance Terms.
                  -----------------------

                       "Business Day" shall mean  any day other than
                  a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.
                       "Called Redemption Amount"  shall mean,  with
                  respect to the $9.64 Cumulative Preferred Stock, the aggregate Redemption Amount of the Shares of the $9.64 Cumulative Preferred Stock called for redemption pursuant to this subsection (c).
                       "Discounted Value" shall  mean, with  respect
                  to  the  Called  Redemption  Amount,   the  amount
                  obtained by discounting all Remaining Scheduled Payments with respect to such Called Redemption Amount from their respective scheduled due dates
                  to  the  Settlement   Date,  in  accordance   with
                  accepted financial practice and at a discount factor (applied on a semiannual basis) equal to the Reinvestment Yield with respect to such Called Redemption Amount.
                       "Reinvestment Yield" shall mean, with respect
                  to the Called Redemption Amount, the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the Business Day next preceding the Settlement Date, on the display designated as "Page 678" on the Telerate Service (or such other display as may replace Page 678 on the Telerate Service) for actively traded
                  U. S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Redemption Amount as of such Settlement Date, or if such yields shall not be reported as of such time or if the yields reported as of such time shall not be ascertainable, (ii) the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the Business Day next preceding the Settlement Date in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U. S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Redemption
                  Amount as  of such Settlement Date.   Such implied
                  yield shall be determined, if necessary, by (a) converting U. S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between reported yields.
                       "Remaining  Average  Life"  shall mean,  with
                  respect to the Called Redemption Amount, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called
                  Redemption  Amount  into  (ii)  the   sum  of  the
                  products obtained by multiplying (a) each Remaining Scheduled Payment of such Called Redemption Amount (not including any dividends that would have been payable with respect to the shares of the $9.64 Cumulative Preferred Stock to be redeemed between the Settlement Date and the respective dates of required payment pursuant to subsection (e) hereof) by (b) the number of years (calculated to the nearest one-twelfth year) which will elapse between the Settlement Date and the scheduled due date of such Remaining Scheduled Payment.
                       "Remaining  Scheduled  Payments"  shall  mean
                  with respect to the Called Redemption Amount, all payments required by subsection (e) hereof with respect to such Called Redemption Amount, plus dividends at the rate of $10.74 per annum on the shares of the $9.64 Cumulative Preferred Stock to be redeemed that would have been payable between the Settlement Date and the respective dates of
                  required  payment  pursuant   to  subsection   (e)
                  hereof.
                       "Settlement Date" shall mean, with respect to
                  the Called Redemption Amount, the date on which such Called Redemption Amount is to be prepaid pursuant to this subsection (c).

                       "Yield-Maintenance Premium"  shall mean, with
                  respect  to each  share  of  the $9.64  Cumulative
                  Preferred  Stock,  a  premium  equal  to  (A)  the
                  excess,  if any,  of the  Discounted Value  of the
                  Called Redemption Amount over  the sum of (i) such
                  Called Redemption Amount plus (ii) accumulated and
                  unpaid  dividends  on  the  shares  of  the  $9.64
                  Cumulative  Preferred Stock to  be redeemed  as of
                  (including  dividends  payable on)  the Settlement
                  Date, (B) divided  by the number of  shares of the
                  $9.64 Cumulative Preferred Stock to be redeemed on
                  such  Settlement  Date.     The  Yield-Maintenance
                  Premium shall in no event be less than zero.
                       (d) The amount payable upon the shares of said thirty-ninth series in the event of voluntary or involuntary dissolution, liquidation or winding up of the Company shall
             be   $100  per  share  plus  an  amount  equivalent  to  the
             accumulated  and unpaid  dividends thereon,  if any,  to the
             date   of  such   voluntary   or  involuntary   dissolution,
             liquidation or winding up.

                       (e)  The shares  of said thirty-ninth series shall
             be  subject to redemption as and for a sinking fund pursuant to which the Company will redeem, out of funds legally available therefor, semiannually, on May 1 and November 1, in each year commencing with the year 1995 and ending in the year in which all shares of the $9.64 Cumulative Preferred Stock have been redeemed (each such date being hereinafter referred to as a "$9.64 Cumulative Preferred Stock Sinking
             Fund  Redemption   Date"),  125,000  shares   of  the  $9.64
             Cumulative Preferred Stock at a price equal to $100 per share, plus an amount equal to the accumulated and unpaid dividends on such share, if any, to the date of redemption (the obligation of the Company so to redeem the shares of the $9.64 Cumulative Preferred Stock being hereinafter referred to as the "$9.64 Cumulative Preferred Stock Sinking Fund Obligation"); if on any $9.64 Cumulative Preferred
             Stock Sinking Fund Redemption Date, the Company shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that
             date, the $9.64 Cumulative Preferred Stock Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive $9.64 Cumulative Preferred Stock Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any $9.64 Cumulative Preferred Stock Sinking Fund Redemption Date, the funds of the Company  legally available for the satisfaction of  the
             $9.64  Cumulative   Preferred  Stock  Sinking  Fund Obligation
             and all other sinking fund, mandatory redemption and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the $9.64 Cumulative Preferred Stock
             (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Company to satisfy fully its Total Sinking Fund Obligation on that date, the Company shall apply to the satisfaction of its $9.64 Cumulative Preferred Stock Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such $9.64 Cumulative Preferred Stock Sinking Fund Obligation to such Total Sinking Fund Obligation, the Company may, however, credit against the $9.64 Cumulative Preferred Stock Sinking Fund Obligation for any year shares of the $9.64 Cumulative

             Preferred Stock (including shares of the $9.64 Cumulative Preferred Stock optionally redeemed as hereinabove set forth) redeemed in any manner (other than shares of the $9.64 Cumulative Preferred Stock redeemed pursuant to the $9.64 Cumulative Preferred Stock Sinking Fund Obligation), purchased or otherwise acquired, and not previously credited against its $9.64 Cumulative Preferred Stock Sinking Fund Obligation; notwithstanding the above, the Company shall in no event apply any funds to the satisfaction of its $9.64 Cumulative Preferred Stock Sinking Fund Obligation, on any $9.64 Cumulative Preferred Stock Sinking Fund Redemption Date, unless and until all dividends accrued and payable on all then outstanding shares of the $9.64 Cumulative Preferred Stock and all other series of the Company's Preferred Stock shall have been paid or funds shall have been set apart for their payment for all past dividend periods ending on or before said $9.64 Cumulative Preferred Stock Sinking Fund Redemption Date.] All shares redeemed.
                                                   ====================


                       40.  The Flexible Adjustable Rate Preferred Stock,
                            ---------------------------------------------
             Series A.  All shares redeemed.
             --------

                       41.  The Flexible Adjustable Rate Preferred Stock,
                            ---------------------------------------------
             Series B.  All shares redeemed.
             --------

                       42.  The $10.375 Cumulative Preferred Stock.
                            --------------------------------------
             [750,000 shares of the authorized stock classified as Preferred Stock as provided in Division A of this Article VI shall constitute the forty-second series of Preferred Stock and are designated as $10.375 Cumulative Preferred Stock, which series shall have, in addition to the general terms and characteristics of all the authorized shares of Preferred Stock of the Company, the following distinctive terms and characteristics:
             (a) The forty-second series of Preferred Stock shall have a fixed dividend rate of Ten dollars and thirty-seven and one-half cents ($10.375) per share per annum. Dividends on shares of the forty-second series of Preferred Stock shall be cumulative from the date of issuance and shall be payable on the first days of January, April, July and October in each year commencing July 1, 1990.
             (b) Said forty-second series shall not be redeemable prior to April 1, 1995; and on and after that date the fixed redemption price on the shares of such forty-second series shall be $102.96 per share if redeemed after March 31, 1995, but on or prior to March 31, 1996, $101.48 per share if redeemed after March 31, 1996, but on or prior to March 31, 1997, and $100 per share if redeemed after March 31, 1997, plus in each case unpaid and accumulated dividends, if any, to the redemption date.
             (c) The amount payable upon shares of said forty-second series in the event of voluntary or involuntary dissolution, liquidation or winding up of the Company shall be $100 per
             share  plus   an  amount   equivalent  to  the   unpaid  and
             accumulated dividends thereon, if any, to the date of such voluntary or involuntary dissolution, liquidation or winding up.
             (d) The $10.375 Cumulative Preferred Stock shall be subject to redemption as and for a sinking fund pursuant to which the Company will redeem, out of funds legally available therefor, annually, on April 1, in each year commencing with the year 1996 and ending in the year in which all shares of the $10.375 Cumulative Preferred Stock have been redeemed (each such date being hereinafter referred to as a "$10.375 Cumulative Preferred Stock Sinking Fund Redemption Date"), 150,000 shares of the $10.375 Cumulative Preferred Stock at a price equal to $100 per share, plus an amount equal to the unpaid and accumulated dividends on such share, if any, to the date of redemption (the obligation of the Company so to redeem the shares of the $10.375 Cumulative Preferred Stock, being hereinafter referred to as the "$10.375 Cumulative Preferred Stock Sinking Fund Obligation"); the $10.375 Cumulative Preferred Stock Sinking Fund Obligation during the specified period will be cumulative; if on any $10.375 Cumulative Preferred Stock Sinking Fund Redemption Date, the Company shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the $10.375 Cumulative Preferred Stock Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive $10.375 Cumulative Preferred Stock Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any $10.375 Cumulative Preferred Stock Sinking Fund Redemption Date, the funds of the Company legally available for the satisfaction of the $10.375 Cumulative Preferred Stock
             Sinking  Fund  Obligation  and   all  other  sinking   fund,
             mandatory redemption and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the $10.375 Cumulative Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Company to satisfy fully its Total Sinking Fund Obligation on that date, the Company shall apply to the satisfaction of its $10.375 Cumulative Preferred Stock Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such $10.375 Cumulative Preferred Stock Sinking Fund Obligation to such Total Sinking Fund Obligation; the Company may, however, credit against the $10.375 Cumulative Preferred Stock Sinking Fund Obligation for any year shares of the $10.375 Cumulative Preferred Stock (including shares
             of  the  $10.375   Cumulative  Preferred  Stock   optionally
             redeemed as hereinafter set forth) redeemed in any manner (other than shares of the $10.375 Cumulative Preferred Stock redeemed pursuant to the $10.375 Cumulative Preferred Stock Sinking Fund Obligation), purchased or otherwise acquired, and not previously credited against its $10.375 Cumulative Preferred Stock Sinking Fund Obligation; notwithstanding the above, the Company shall in no event apply any funds to the satisfaction of its $10.375 Cumulative Preferred Stock Sinking Fund Obligation, on any $10.375 Cumulative Preferred Stock Sinking Fund Redemption Date, unless and until all dividends accrued and payable on all then outstanding shares of the $10.375 Cumulative Preferred Stock and all other series of the Company's Preferred Stock shall have been paid or funds shall have been set apart for their payment for all past quarterly dividend periods ending on or before said $10.375 Cumulative Preferred Stock Sinking Fund Redemption Date; the Company will have the option on April 1, in each year, commencing with the year 1996, to redeem up to an
             additional   150,000  shares   of  the   $10.375  Cumulative
             Preferred Stock, at a price equal to $100 per share plus an amount equal to the unpaid and accumulated dividends on such share, if any, to the date of redemption; the Company's option to redeem up to an additional 150,000 shares of the $10.375 Cumulative Preferred Stock during the specified period shall be noncumulative.] All shares redeemed.
                                              ====================

                       43.  The $9.875 Cumulative Preferred Stock.
                            -------------------------------------
             [250,000 shares of the authorized stock classified as Preferred Stock as provided in Division A of this Article VI shall constitute the forty-third series of Preferred Stock and are designated as $9.875 Cumulative Preferred Stock, which series shall have, in addition to the general terms
             and  characteristics   of  all  the   authorized  shares  of
             Preferred Stock of the Company, the following distinctive terms and characteristics:
             (a) The forty-third series of Preferred Stock shall have a fixed dividend rate of Nine dollars and eighty-seven and one-half cents ($9.875) per share per annum. Dividends on shares of the forty-third series of Preferred Stock shall be cumulative from the date of issuance and shall be payable on the first day of January, April, July and October in each year commencing January 1, 1991.
             (b) Said forty-third series shall not be redeemable prior to October 1, 1995; and on and after that date the fixed redemption price on the shares of such forty-third series shall be $102.82 per share is redeemed after September 30, 1995, but on or prior to September 30, 1996, $101.41 per share if redeemed after September 30, 1996, but on or prior to September 30, 1997, and $100 per share if redeemed after September 30, 1997, plus in each case unpaid and accumulated dividends, if any, to the redemption date.
             (c) The amount payable upon the shares of said forty-third series in the event of voluntary or involuntary dissolution, liquidation or winding up of the Company shall be $100 per
             share  plus   an  amount   equivalent  to  the   unpaid  and
             accumulated dividends thereon, if any, to the date of such voluntary or involuntary dissolution, liquidation or winding up.
             (d) The  $9.875 Cumulative Preferred Stock  shall be subject to redemption as and for a sinking fund pursuant to which the Company will redeem, out of funds legally available therefor, annually, on October 1, in each year commencing with the year 1996 and ending in the year in which all shares of the $9.875 Cumulative Preferred Stock have been redeemed (each such date being hereinafter referred to as a "$9.875 Cumulative Preferred Stock Sinking Fund Redemption Date"), 50,000 shares of the $9.875 Cumulative Preferred Stock at a price equal to $100 per share, plus an amount equal to the unpaid and accumulated dividends on such share, if any, to the date of redemption (the obligation of the Company so to redeem the shares of the $9.875 Cumulative Preferred Stock, being hereinafter referred to as the
             "$9.875    Cumulative    Preferred   Stock    Sinking   Fund
             Obligation"); the $9.875  Cumulative Preferred Stock Sinking
             Fund  Obligation   during  the  specified   period  will  be
             cumulative; if on any $9.875 Cumulative Preferred Stock Sinking Fund Redemption Date, the Company shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date,
             the   $9.875  Cumulative   Preferred   Stock  Sinking   Fund
             Obligation with respect to the shares not redeemed shall carry forward to each successive $9.875 Cumulative Preferred Stock Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any $9.875 Cumulative Preferred Stock Sinking Fund Redemption Date, the funds of the Company legally available for the satisfaction of the $9.875 Cumulative Preferred Stock Sinking Fund Obligation and all other sinking fund, mandatory redemption and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the $9.875 Cumulative Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Company to satisfy fully its Total Sinking Fund Obligation on that date, the Company shall apply to the satisfaction of its $9.875 Cumulative Preferred Stock Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such $9.875 Cumulative Preferred Stock Sinking Fund Obligation to such Total Sinking Fund Obligation; the Company may, however, credit against the $9.875 Cumulative Preferred Stock Sinking Fund Obligation for any year shares of the $9.875  Cumulative Preferred Stock  (including shares of the $9.875 Cumulative Preferred Stock optionally redeemed as hereinafter set forth) redeemed in any manner (other than shares of the $9.875 Cumulative Preferred Stock redeemed pursuant to the $9.875 Cumulative Preferred Stock Sinking Fund Obligation), purchased or otherwise acquired, and not previously credited against its $9.875 Cumulative Preferred Stock Sinking Fund Obligation; notwithstanding the above, the Company shall in no event apply any funds to the
             satisfaction   of  its  $9.875  Cumulative  Preferred  Stock
             Sinking Fund Obligation, on any $9.875 Cumulative Preferred Stock Sinking Fund Redemption Date, unless and until all dividends accrued and payable on all then outstanding shares of the $9.875 Cumulative Preferred Stock and all other series of the Company's Preferred Stock shall have been paid or funds shall have been set apart for their payment for all past quarterly dividend periods ending on or before said $9.875 Cumulative Preferred Stock Sinking Fund Redemption Date; the Company will have the option on October 1, in each year, commencing with the year 1996, to redeem up to an additional 50,000 shares of the $9.875 Cumulative Preferred Stock, at a price equal to the unpaid and accumulated dividends on such share, if any, to the date of redemption; the Company's option to redeem up to an additional 50,000 shares of the $9.875 Cumulative Preferred Stock during the  specified period shall be noncumulative.]  All shares
                                                             ==========
             redeemed.
             =========

                       44.  The $8.20 Cumulative Preferred Stock.
                            ------------------------------------
             [1,250,000] 338,872.25 shares of the authorized stock
                         ==========
             classified as Preferred Stock as provided in Division A of this Article VI shall constitute the forty-fourth series of Preferred Stock and are designated as $8.20 Cumulative Preferred Stock, which series shall have, in addition to the general terms and characteristics of all the authorized shares of Preferred Stock of the Company, the following distinctive terms and characteristics:
                       (a) The forty-fourth series of Preferred Stock shall have a fixed dividend rate of Eight Dollars and Twenty Cents ($8.20) per share per annum; and dividends on shares of the forty-fourth series of Preferred Stock shall be cumulative from the date of issuance and shall be payable on the first days of January, April, July and October in each year, commencing April 1, 1993;

                       (b) Said forty-fourth series shall not be redeemable prior to January 1, 1998; and on and after that date the fixed redemption price on the shares of such forty-fourth series shall be $100.00 per share plus unpaid and accumulated dividends, if any, to the redemption date;
                       (c) The amount payable upon the shares of said forty-fourth series in the event of voluntary or involuntary dissolution, liquidation or winding up of the Company shall be $100 per share plus an amount equivalent to the unpaid and accumulated dividends thereon, if any, to the date of such voluntary or involuntary dissolution, liquidation or winding up.

                       45.  The $7.98 Cumulative Preferred Stock.
                            ------------------------------------
             [500,000] 474,000 shares of the authorized stock classified as
                       =======
             Preferred Stock as provided in Division A of this Article VI shall constitute the forty-fifth series of Preferred Stock and are designated as $7.98 Cumulative Preferred Stock, which series shall have, in addition to the general terms
             and  characteristics  of   all  the  authorized  shares   of
             Preferred Stock of the Company, the following distinctive terms and characteristics:
                       (a) The forty-fifth series of Preferred Stock shall have a fixed dividend rate of Seven Dollars and Ninety-Eight Cents ($7.98) per share per annum. Dividends on shares of the forty-fifth series of Preferred Stock shall be cumulative from the date of issuance and shall be payable on the first days of January, April, July and October in each  year commencing July 1, 1993.
                       (b)     Said  forty-fifth   series  shall  not  be
             redeemable prior to April 1, 2003; and on and after that date the fixed redemption price on the shares of such forty-fifth series shall be $103.99 per share if redeemed after March 31, 2003, but on or prior to March 31, 2004, $103.59 per share if redeemed after March 31, 2004, but on or prior to March 31, 2005, $103.19 per share if redeemed after March 31, 2005, but on or prior to March 31, 2006, $102.79 per share if redeemed after March 31, 2006, but on or prior to March 31, 2007, $102.39 per share if redeemed after March 31, 2007, but on or prior to March 31, 2008, $101.99 per share if redeemed after March 31, 2008, but on or prior to March 31, 2009, $101.60 per share if redeemed after March 31, 2009, but on or prior to March 31, 2010, $101.20 per share if redeemed after March 31, 2010, but on or prior to March 31, 2011, $100.80 per share if redeemed after March
             31, 2011,  but on or  prior to  March 31, 2012,  $100.40 per share if redeemed after March 31, 2012, but on or prior to March 31, 2013, and $100.00 per share if redeemed after March 31, 2013, plus in each case unpaid and accumulated dividends, if any, to the redemption date.
                       (c) The amount payable upon the shares of said forty-fifth series in the event of voluntary or involuntary dissolution, liquidation or winding up of the Company shall be $100 per share plus an amount equivalent to the unpaid and accumulated dividends thereon, if any, to the date of such voluntary or involuntary dissolution, liquidation or winding up.

                       46.  The $6.98 Cumulative Preferred Stock.
                            ------------------------------------
             1,000,000 shares of the authorized stock classified as Preferred Stock as provided in Division A of this Article VI shall constitute the forty-sixth series of Preferred Stock and are designated as $6.98 Cumulative Preferred Stock, which series shall have, in addition to the general terms
             and  characteristics   of  all  the  authorized   shares  of
             Preferred Stock of the Company, the following distinctive terms and characteristics:
                       (a) The forty-sixth series of Preferred Stock shall have a fixed dividend rate of Six Dollars and Ninety-
             Eight  Cents ($6.98)  per  share per  annum.   Dividends  on
             shares of the forty-sixty series of Preferred Stock shall be cumulative from the date of issuance and shall be payable on the first days of January, April, July and October in each year commencing July 1, 1993.
                       (b)    Said  forty-sixth   series  shall  not   be
             redeemable prior to July 1, 2003; and on and after that date the fixed redemption price on the shares of such forty-sixth series shall be $100 per share plus unpaid and accumulated dividends, if any, to the redemption date.
                       (c) The amount payable upon the shares of said forty-sixth series in the event of voluntary or involuntary dissolution, liquidation or winding up of the Company shall be $100 per share plus an amount equivalent to the unpaid and accumulated dividends thereon, if any, to the date of such voluntary or involuntary dissolution, liquidation or winding up.
                       (d) The $6.98 Cumulative Preferred Stock shall be subject to redemption as and for a sinking fund pursuant to which the Company will redeem 50,000 shares of the $6.98 Cumulative Preferred Stock, out of funds legally available therefor, annually, on July 1, in each year commencing with the year 2003 and ending in the year 2007 and all the remaining outstanding shares of $6.98 Cumulative Preferred Stock on July 1, 2008 (each such date being hereinafter referred to as a "$6.98 Cumulative Preferred Stock Sinking Fund Redemption Date"), at a price equal to $100 per share, plus an amount equal to the unpaid and accumulated dividends on such share, if any, to the date of redemption (the obligation of the Company so to redeem the shares of the $6.98 Cumulative Preferred Stock, being hereinafter referred to as the "$6.98 Cumulative Preferred Stock Sinking Fund Obligation"); the $6.98 Cumulative Preferred Stock Sinking
             Fund  Obligation  during   the  specified  period  will   be
             cumulative; if on any $6.98 Cumulative Preferred Stock Sinking Fund Redemption Date, the Company shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the $6.98 Cumulative Preferred Stock Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive $6.98 Cumulative Preferred Stock Sinking Fund Redemption Date and each successive July 1 thereafter until such shares shall have been redeemed; whenever on any $6.98 Cumulative Preferred Stock Sinking Fund Redemption Date, the funds of the Company legally available for the satisfaction of the $6.98 Cumulative Preferred Stock Sinking Fund Obligation and all other sinking fund, mandatory
             redemption  and  similar   obligations  then  existing  with
             respect to any other class or series of its stock ranking on a parity as to dividends or assets with the $6.98 Cumulative
             Preferred   Stock   (such    Obligation   and    obligations
             collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Company to satisfy fully its Total Sinking Fund Obligation on that date, the Company shall apply to the satisfaction of its $6.98 Cumulative Preferred Stock Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such $6.98 Cumulative
             Preferred Stock Sinking Fund Obligation to such Total Sinking Fund Obligation; the Company may, however, credit against the $6.98 Cumulative Preferred Stock Sinking Fund Obligation for any year shares of the $6.98 Cumulative
             Preferred Stock (including shares of the $6.98 Cumulative Preferred Stock optionally redeemed as hereinbefore set forth) redeemed in any manner (other than shares of the $6.98 Cumulative Preferred Stock redeemed pursuant to the $6.98 Cumulative Preferred Stock Sinking Fund Obligation), purchased or otherwise acquired, and not previously credited against its $6.98 Cumulative Preferred Stock Sinking Fund Obligation; notwithstanding the above, the Company shall in no event apply any funds to the satisfaction of its $6.98 Cumulative Preferred Stock Sinking Fund Obligation, on any $6.98 Cumulative Preferred Stock Sinking Fund Redemption Date, unless and until all dividends accrued and payable on
             all  then  outstanding   shares  of  the   $6.98  Cumulative
             Preferred Stock and all other series of the Company's Preferred Stock shall have been paid or funds shall have been set apart for their payment for all past quarterly dividend periods ending on or before said $6.98 Cumulative Preferred Stock Sinking Fund Redemption Date; the Company
             will have the option on July 1, in each year, commencing with the year 2003, to redeem up to an additional 50,000 shares of the $6.98 Cumulative Preferred Stock, at a price equal to $100 per share plus an amount equal to the unpaid and accumulated dividends on such share, if any, to the date of redemption; the Company's option to redeem up to an
             additional   50,000  shares  of  the   $6.98  Cumulative
             Preferred  Stock  during  the  specified  period  shall   be
             noncumulative.

                       47.  The $7.50 Cumulative Preferred Stock.
                            ------------------------------------
             [2,000,000] 392,233.50 shares of the authorized stock
                         ==========
             classified as Preferred Stock as provided in Division A of this Article VI shall constitute the forty-seventh series of Preferred Stock and are designated as $7.50 Cumulative Preferred Stock, which series shall have, in addition to the general terms and characteristics of all the authorized shares of Preferred Stock of the Company, the following distinctive terms and characteristics:
                       (a) The forty-seventh series of Preferred Stock shall have a fixed dividend rate of Seven Dollars and Fifty Cents ($7.50) per share per annum; and dividends on shares of the forty-seventh series of Preferred Stock shall be cumulative from the date of issuance and shall be payable on the first days of January, April, July and October in each year, commencing October 1, 1993;
                       (b) Said forty-seventh series shall not be redeemable prior to August 1, 2001; and on and after that date the fixed redemption price on the shares of such forty-seventh series shall be $100 per share plus unpaid and accumulated dividends, if any, to the redemption date;
                       (c)   The amount  payable upon the  shares of said
             forty-seventh series in the event of voluntary or involuntary dissolution, liquidation or winding up of the Company shall be $100 per share plus an amount equivalent to the unpaid and accumulated dividends thereon, if any, to the date of such voluntary or involuntary dissolution, liquidation or winding up.

                       48.  The $6.375 Cumulative Preferred Stock.
                            -------------------------------------
             1,000,000 shares of the authorized stock classified as Preferred Stock as provided in Division A of this Article VI shall constitute the forty-eighth series of Preferred Stock and are designated as $6.375 Cumulative Preferred Stock, which series shall have, in addition to the general terms and characteristics of all the authorized shares of Preferred Stock of the Company, the following distinctive terms and characteristics:
                       (a) The forty-eighth series of Preferred Stock shall have a fixed dividend rate of Six Dollars and Thirty-seven and One-half Cents ($6.375) per share per annum. Dividends on shares of the forty-eighth series of Preferred Stock shall be cumulative from the date of issuance and shall be payable on the first days of January, April, July and October in each year commencing January 1, 1994.
                       (b) Said forty-eighth series shall not be redeemable prior to October 1, 2003; and on and after that date the fixed redemption price on the shares of such forty-eighth series shall be $100 per share plus unpaid and accumulated dividends, if any, to the redemption date.
                       (c) The amount payable upon the shares of said forty-eighth series in the event of voluntary or involuntary dissolution, liquidation or winding up of the Company shall be $100 per share plus an amount equivalent to the unpaid and accumulated dividends thereon, if any, to the date of such voluntary or involuntary dissolution, liquidation or winding up.
                       (d) The $6.375 Cumulative Preferred Stock shall be subject to redemption as and for a sinking fund pursuant to which the Company will redeem 50,000 shares of the $6.375 Cumulative Preferred Stock, out of funds legally available therefor, annually, on October 1, in each year commencing with the year 2003 and ending in the year 2007 and all the remaining outstanding shares of $6.375 Cumulative Preferred Stock on October 1, 2008 (each such date being hereinafter referred to as a "$6.375 Cumulative Preferred Stock Sinking Fund Redemption Date"), at a price equal to $100 per share, plus an amount equal to the unpaid and accumulated dividends on such share, if any, to the date of redemption (the obligation of the Company so to redeem the shares of the $6.375 Cumulative Preferred Stock being hereinafter referred to as the "$6.375 Cumulative Preferred Stock Sinking Fund Obligation"); the $6.375 Cumulative Preferred Stock Sinking Fund Obligation during the specified period will be cumulative; if on any $6.375 Cumulative Preferred Stock Sinking Fund Redemption Date, the Company shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the $6.375 Cumulative Preferred Stock Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive $6.375 Cumulative Preferred Stock Sinking Fund Redemption Date and each successive October 1 thereafter until such shares shall have been redeemed; whenever on any $6.375 Cumulative Preferred Stock Sinking Fund Redemption Date, the funds of the Company
             legally  available  for  the   satisfaction  of  the  $6.375

             Cumulative Preferred Stock  Sinking Fund Obligation  and all
             other  sinking   fund,  mandatory  redemption   and  similar
             obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the $6.375 Cumulative Preferred Stock (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Company to satisfy fully its Total Sinking Fund Obligation on that date, the Company shall apply to the satisfaction of its $6.375 Cumulative Preferred Stock Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such $6.375 Cumulative Preferred Stock Sinking Fund Obligation to such Total Sinking Fund Obligation; the Company may, however, credit against the $6.375 Cumulative Preferred Stock Sinking Fund Obligation for any year shares of the $6.375 Cumulative Preferred Stock (including shares of the $6.375 Cumulative Preferred Stock optionally redeemed as hereinbefore set forth) redeemed in any manner (other
             than  shares  of  the  $6.375  Cumulative  Preferred   Stock
             redeemed pursuant to the $6.375 Cumulative Preferred Stock Sinking Fund Obligation), purchased or otherwise acquired, and not previously credited against its $6.375 Cumulative Preferred Stock Sinking Fund Obligation; notwithstanding the above, the Company shall in no event apply any funds to the satisfaction of  its $6.375 Cumulative Preferred
             Stock Sinking Fund Obligation, on any $6.375 Cumulative Preferred Stock Sinking Fund Redemption Date, unless and until all dividends accrued and payable on all then
             outstanding  shares  of  the  $6.375   Cumulative Preferred
             Stock  and  all  other series  of  the  Company's Preferred
             Stock shall have been paid or funds shall have been set apart for their payment for all past quarterly dividend periods ending on or before said $6.375 Cumulative Preferred Stock Sinking Fund Redemption Date.

                       49.  The $7.22 Cumulative Preferred Stock.
                            ------------------------------------
             [1,750,000] 301,132.50 shares of the authorized stock
                         ==========
             classified as Preferred Stock as provided in Division A of this Article VI shall constitute the forty-ninth series of Preferred Stock and are designated as $7.22 Cumulative Preferred Stock, which series shall have, in addition to the general terms and characteristics of all the authorized shares of Preferred Stock of the Company, the following distinctive terms and characteristics:
                       (a) The forty-ninth series of Preferred Stock shall have a fixed dividend rate of Seven Dollars and Twenty-two Cents ($7.22) per share per annum; and dividends on shares of the forty-ninth series of Preferred Stock shall be cumulative from the date of issuance and shall be payable on the first days of January, April, July and October in each year, commencing January 1, 1994;
                       (b) Said forty-ninth series shall not be redeemable prior to November 1, 2001; and on and after that date the fixed redemption price on the shares of such forty-ninth series shall be $100 per share plus unpaid and accumulated dividends, if any, to the redemption date;
                       (c) The amount payable upon the shares of said forty-ninth series in the event of voluntary or involuntary dissolution, liquidation or winding up of the Company shall be $100 per share plus an amount equivalent to the unpaid and accumulated dividends thereon, if any, to the date of such voluntary or involuntary dissolution, liquidation or winding up.

                             Division C --- Common Stock

                       Subject to the rights expressly conferred upon the
             holders of Preferred Stock, under prescribed conditions, by this Article VI, and subordinate thereto, the holders of the Common Stock alone shall:

                       1. Receive all dividends declared by the Board of Directors; provided, however, so long as any shares of the Preferred Stock are outstanding, the Corporation shall not declare or pay any dividends on the Common Stock, except as follows:
                            [(a)] If and so long as the Common Stock Equity at the end of the calendar month immediately preceding the date on which a dividend on Common Stock is declared is, or as a result of such dividend would become,
                            less than 20% of total capitalization,  the
                            Corporation shall not declare such dividends in an amount which, together with all other dividends on Common Stock declared within the year  ending with and  including  the
                            date of such dividend declaration, exceeds [50%] 75% of the net income of the Corporation
                                  ===
                            available  for dividends on the Common Stock
                            for the twelve full calendar months immediately preceding the month in which such dividends are declared. [; and
                                    =
                            (b) If and so long as the Common Stock Equity
                            at the end of the calendar month immediately preceding the date on which a dividend on Common Stock is declared is, or as a result of such dividend would become, less  than 25%
                            but    not   less    than   20%    of   total
                            capitalization, the Corporation shall not declare dividends on the Common Stock in an
                            amount   which,   together  with   all  other
                            dividends on Common Stock declared within the year ending with and including the date of such dividend declaration, exceeds 75% of the net income of the Corporation available for dividends on the Common Stock for the twelve full calendar months immediately preceding
                            the   month  in  which   such  dividends  are
                            declared; and
                            (c) At any time when the Common Stock Equity is 25% or more of total capitalization, the Corporation may not declare dividends on shares of the Common Stock which would reduce the Common Stock Equity below 25% of total capitalization, except to the extent provided in paragraph (a) and (b) above.]


                       For  the purpose of  this Section 1,  (i) the term
             "Common Stock Equity" shall mean the sum of the stated value of the outstanding Common Stock and the retained earnings, including reservations thereof, and other paid-in capital of the Corporation, whether or not available for the payment of
             dividends  on  the  Common   Stock;  (ii)  the  term  "total
             capitalization" shall mean the sum of the stated capital applicable to the outstanding stock of all classes of the Corporation, the retained earnings, including reservations thereof, and other paid-in capital of the Corporation, whether or not available for the payment of dividends on the Common Stock of the Corporation, and the principal amount of all outstanding debt of the Corporation (other than any
                                                      ===============
             obligation or liability which, by its terms or otherwise, is
             ============================================================
             non-recourse to the Corporation whether or not such obligation
             ==============================================================
             or liability is reflected in the financial statements of the
             ============================================================
             Corporation) maturing more than twelve months after  the date
             ============
             of the determination of the total capitalization; and (iii) the term "dividends on Common Stock" shall embrace dividends on Common Stock (other than dividends payable only in shares of Common Stock), distributions on, and purchases or other acquisitions for value of, any Common Stock of the Corporation or other stock, if any, subordinate to the Preferred Stock.


                       2.    Receive  all   assets  of  the   Corporation
             available for distribution to its shareholders in the event of any liquidation, dissolution, or winding up of the
             Corporation.   The Board of Directors, by vote of a majority
             of the members thereof, may distribute in kind to the holders of the Common Stock such remaining assets of the Corporation, or may sell, transfer or otherwise dispose of all or any of the remaining property and assets of the Corporation to any other corporation or other purchaser and receive payment therefor wholly or partially in cash, property, stock or obligations of such purchaser, and may sell all or any part of the consideration received therefor and distribute the same or the proceeds thereof to the holders of the Common Stock.

                       3. Possess exclusively full voting power for the election of directors and for all other purposes except as otherwise provided herein.

             Division D --- Provisions Applicable to All Classes of Stock

                       1.  Pre-emptive Rights.  Upon any issue or sale for
                           ------------------
             money  or   other  consideration   of  any  stock   of  this
             Corporation that may be authorized from time to time, no holder of stock irrespective of the kind of such stock shall have any pre-emptive or other right to subscribe for, purchase or receive any proportionate or other share of the stock so issued or sold (including treasury shares), but the Board of Directors may dispose of all or any portion of such stock as and when it may determine free of any such rights, whether by offering the same to shareholders or by sale or
             other  disposition   as  said  Board  may   deem  advisable;
             provided, however, that if the Board of Directors shall determine to offer any new or additional shares of Common
             Stock, or any security convertible into Common Stock, for money, other than by a public offering of all of such shares or an offering of all of such shares to or through underwriters or investment bankers who shall have agreed promptly to make a public offering of such shares, the same shall first be offered pro rata to the holders of the then outstanding shares of Common Stock of the Corporation upon terms not less favorable to the purchaser (without deduction of such reasonable compensation, allowance or discount for
             the  sale,   underwriting  or  purchase  as   may  be  fixed
             thereafter by the Board of Directors) than those on which the Board of Directors issues and disposes of such stock or securities to other than such holders of Common Stock; and provided further, that the time within which such pre-emptive rights shall be exercised may be limited by the Board of Directors to such time as the said Board may deem proper, not less, however, than twenty days after mailing of notice that such stock rights are available and may be exercised. The foregoing provisions of this paragraph shall not be changed unless the holders of record of not less than two-thirds (2/3) of the number of shares of Common Stock then outstanding shall consent thereto in writing or by voting therefor in person or by proxy at the meeting of stockholders at which any such change is considered.

                       2.  Votes Per Share.  [Any] Unless otherwise
                           ---------------         ================
             expressly provided in the resolution of the Board of Directors
             ==============================================================
             of the Corporation establishing a series of Preferred Stock,
             ============================================================
             any shareholder of the Corporation having the right to vote at
             ===
             any meeting of the shareholders or of any class or series thereof, as herein provided, shall be entitled to one vote for each share of stock held by him. There shall be no cumulative voting by any class, series, or shares of stock of this Corporation.

                       3.  Increase of Capital Stock.  The capital stock of
                           -------------------------
             the Corporation may be increased at any time, and from time to time, upon the vote of the holders of record of not less than [two-thirds] a majority of the aggregate number of shares of
                          ==========
             the capital stock of the Corporation then outstanding and having power to vote upon such increase.

                                     ARTICLE VII
                                     -----------

                       The Corporation from time  to time, subject to the
             limitations or requirements hereinabove provided and to the extent it may lawfully do so, may purchase any of its stock outstanding at such price as may be [fixed] authorized by its
                                                         ==========
             Board of Directors and accepted by the holders of the stock purchased, [to the extent of the aggregate of retained earnings available therefor,] and may resell any stock so purchased or otherwise acquired by it at such price as may be [fixed] authorized by its said Board of Directors.
                     ==========

                                     ARTICLE VIII
                                     ------------

                       Subject to  the other provisions hereof,  in order
             to acquire funds with which to make any redemption or purchase of stock herein authorized, the Corporation, subject to the limitations or requirements hereinabove provided and to the extent it may lawfully do so, may issue and sell Common Stock or Preferred Stock of any class then authorized but unissued, or bonds, notes, or other evidences of indebtedness convertible or not into Common Stock or stock of any other class then authorized but unissued.

                                      ARTICLE IX
                                      ----------

                       The Corporation shall  reimburse or indemnify  any
             former, present or future director, officer or employee of the Corporation, or any person who may have served at its request as a director, officer or employee of another corporation, or any former, present or future director, officer or employee of the Corporation who shall have served or shall be serving as an administrator, agent or fiduciary for the Corporation or for another corporation at the request of the Corporation (and his heirs, executors and
             administrators)   from  and   against   all   expenses   and
             liabilities incurred by him or them, or imposed on him or them, including, but not limited to, judgments, settlements, court costs and attorneys' fees, in connection with, or
             arising  out   of,  the  defense  of  any  action,  suit  or
             proceeding in which he may be involved by reason of his being or having been such director, officer or employee, except with respect to matters as to which he shall be adjudged in such action, suit or proceeding to be liable because he did  not  act  in  good  faith,  or  because  of dishonesty or conflict of interest in the performance of his duty.
                       No former,  present or future director, officer or
             employee of the Corporation (or his heirs, executors and administrators) shall be liable for any act, omission, step or  conduct taken or had  in good faith,  which is required, authorized or approved by any order or orders issued pursuant to the Public Utility Holding Company Act of 1935, the Federal Power Act, or any other federal or state statute regulating the Corporation or its subsidiaries, or any
             amendments  to  any  thereof.    In   any  action,  suit  or
             proceeding  based on any act, omission,  step or conduct, as in this paragraph described,  the provisions hereof shall be
             brought to the  attention of the court.   In the  event that
             the foregoing provisions of this paragraph are found by the court not to constitute a valid defense, each such director,
             officer   or  employee   (and  his   heirs,  executors   and
             administrators) shall be reimbursed for, or indemnified against, all expenses and liabilities incurred by him or them, or imposed on him or them, including, but not limited to, judgments, settlements, court costs and attorneys' fees, in connection with, or arising out of, any such action, suit or proceeding based on any act, omission, step or conduct taken or had in good faith as in this paragraph described.
                       The  foregoing rights  shall  not be  exclusive of
             other rights to which any such director, officer or employee (or his heirs, executors and administrators) may otherwise be entitled under any bylaw, agreement, vote of shareholders or otherwise, and shall be available whether or not the director, officer or employee continues to be a director, officer or employee at the time of incurring such expenses and liabilities. In furtherance, and not in limitation of the foregoing provisions of this Article IX, the Corporation may indemnify and insure any such persons to the fullest extent permitted by the Texas Business Corporation Act, as amended from time to time, or the laws of the State of Texas, as in effect from time to time.

                                      ARTICLE X
                                      ---------

                       A director of the  Corporation shall not be liable
             to the Corporation or its shareholders for monetary damages for any act or omission in the director's capacity as a director, except that this provision does not eliminate or limit liability of a director for:
                       (a) a breach of a director's duty of loyalty to the Corporation or its shareholders;
                       (b) an act or omission not in good faith that constitutes a breach of duty of a director to the Corporation or an act or omission that involved intentional misconduct or a knowing violation of the law;
                       (c) a transaction from which a director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office; or
                       (d) an act or omission for which the liability of a director is expressly provided for by statute. If the laws of the State of Texas are amended to authorize action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by such laws as so amended. Any repeal or modification of this Article X shall not adversely affect any right of protection of a director of the Corporation existing at the time of such repeal or modification.

                                      ARTICLE XI
                                      ----------

                       The power to  alter, amend or repeal the Bylaws of
             the Corporation, or to adopt new Bylaws, is hereby delegated to the Board of Directors subject to repeal or change by action of the shareholders.

                                     ARTICLE XII
                                     -----------

                       The  Corporation has heretofore  complied with the
             requirements of law as to the initial minimum capital requirements without which it could not commence business under the Texas Business Corporation Act.


             Dated this ______ day of [December, 1993]______, 1997.
                                                      ============

                                        PROXY

                           TEXAS UTILITIES ELECTRIC COMPANY
                                     Energy Plaza
                                  1601 Bryan Street
                                Dallas, TX 75201-3411

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


               The undersigned hereby appoints Robert S. Shapard and Glen H. Hibbs, and each of them, Proxies with power to appoint a substitute, and hereby authorizes them to represent and to vote all shares of Preferred Stock of Texas Utilities Electric Company (Company) held of record by the undersigned at the special meeting of shareholders of the Company to be held at the time and place set forth in the Proxy Statement delivered with this Proxy, and at any adjournments thereof, and to vote, as directed on the reverse side of this card, on the specified matter coming before said meeting, and in their discretion, upon such other matters not specified as may come before said meeting or any adjournments thereof.



          (Continued, and to be signed and dated, on reverse side)

                                     REVERSE SIDE

          This proxy when properly executed will be voted in the manner directed herein. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSED RESTATED ARTICLES OF
          INCORPORATION OF THE COMPANY.

          Please mark your votes as indicated in this example  [ X ]
          _________________________________________________________________


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED RESTATED
                                                   ---
          ARTICLES OF INCORPORATION OF THE COMPANY.



             Approval of Proposed Restated Articles of Incorporation of the Company.


               FOR          AGAINST          ABSTAIN
              [   ]          [   ]            [   ]


          Note: Please sign names exactly as printed hereon. Joint owners should each sign. In signing as attorney, administrator, executor, guardian, officer, partner or trustee, please give full title as such. Receipt is acknowledged of the notice of meeting and proxy statement.



          Signature(s)______________________________  Date_________________